                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                             Global Equity Portfolio

                                Managed Portfolio









Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            PAGE

Risk/Return Summary...........................................................3

Principal Investment Strategies...............................................7

Risks.........................................................................8

Investment Policies..........................................................10

Fund Management..............................................................11

Share Price..................................................................14

Distributions and Taxes......................................................14

Financial Highlights.........................................................15

                               RISK/RETURN SUMMARY

INVESTMENT GOALS    Global Equity Portfolio.......Long term capital appreciation

                    Managed Portfolio.............Growth of capital over time

PRINCIPAL INVESTMENT
STRATEGIES

                        - The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                        - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.


INVESTMENT
PHILOSOPHY              OpCap Advisors is the investment adviser to all of the
                        Portfolios. OpCap Advisors has retained Pacific
                        Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                        For the equity investments it manages directly, i.e., the Global Equity Portfolio and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                        When selecting equity securities, OpCap Advisors believes there are two major components of value.

                        - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                        - Price - OpCap Advisors looks for market undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                        OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                        -       Company financial statements
                        -       Market share analysis
                        -       Unit volume growth
                        -       Barriers to entry
                        -       Pricing policies
                        -       Management record.

                        OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                        -       substantial and growing discretionary cash flow
                        -       strong shareholder value-oriented management
                        -       valuable consumer or commercial franchises
                        -       high returns on capital
                        -       favorable price to intrinsic value relationship.

                        In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                        There can be no assurance that OpCap Advisors will achieve its goals.

                        PIMCO acts as the sub-adviser to the Managed Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                        PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS         If you invest in the Portfolios that invest in equity
                        securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                        -       The stock market goes down
                        - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                        - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                        - For the Global Equity and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                        - The stocks selected for growth potential do not achieve such growth.

                        If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                        - Interest rates rise and the bond market goes down
                        - Issuers of debt instruments cannot meet their obligations
                        - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                        - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                        The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                        The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.

                                  [BAR CHART]

                                  GLOBAL EQUITY
--------------------------------------------------------------------------------
                     1996      1997      1998      1999
                    15.02%    14.02%    13.29%    26.53%

During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

                                  [BAR CHART]

                                     MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Managed Portfolio compared to that of the Standard & Poor's Composite Index of 500 Stocks and how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                    --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
                                              ------                     ------                       ------
S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
                                              ------                     ------                       ------
GLOBAL EQUITY PORTFOLIO                       26.53%                       N/A                        18.06%
                                              ------                     ------                       ------
MSCI WORLD INDEX                              24.93%                       N/A                        20.50%
                                              ------                     ------                       ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380, with respect to the Old Trust and for the Managed Portfolio $51,345,102, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflects the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.


                         PRINCIPAL INVESTMENT STRATEGIES

GLOBAL EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q    What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Global Equity and the Managed Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

          - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

          - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

          - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

          - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

          - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

          - Euro - The effect of the Euro on international markets has not yet been determined.

          - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Managed and Global Equity Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

     -    more volatility

     -    less liquidity

     -    greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Global Equity and Managed Portfolios may use the following derivative instruments:

     -    futures contracts
     -    options on futures contracts
     -    forward foreign currency contracts
     -    covered calls written on individual securities
     -    uncovered calls and puts
     -    options on stock indices.

     The Global Equity Portfolio does not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -    Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -    A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

          Global Equity Portfolio........................................0.80%
          Managed Portfolio..............................................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Global Equity and Managed Portfolios.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS

[PHOTO] Elisa A. Mazen, Senior Vice President, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is primarily responsible for European research within the firm's global effort. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/ Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/ finance from Douglass College, Rutgers University in 1983.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.


                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                               TOTAL PORTFOLIO ASSETS - LIABILITIES
          Net Asset Value =  ------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                       For a share of beneficial interest
                       outstanding throughout each period:


                                                                       Year Ended December 31,                 For the Period
                                                    --------------------------------------------------------   March 1, 1995 (1)
                                                        1999            1998          1997             1996    to December 31, 1995
                                                        ----            ----          ----             ----    --------------------
Net asset value, beginning of period                $     15.43    $      14.32   $      13.23     $     11.61     $    10.00
                                                    -----------    ------------   ------------     -----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.31            0.12           0.06            0.04           0.05

Net realized and unrealized gain
  on investments and foreign currency transactions         3.78            1.78           1.79            1.70           1.83
                                                    -----------    ------------   ------------     -----------     ----------

 Total income from investment operations                   4.09            1.90           1.85            1.74           1.88
                                                    -----------    ------------   ------------     -----------     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From Net investment income in excess of                   (0.26)          (0.18)         (0.04)          (0.05)         (0.03)
 net investment income                                       --              --          (0.03)             --             --
From net realized gains                                   (2.70)          (0.61)         (0.69)          (0.07)         (0.24)
                                                    -----------    ------------   ------------     -----------     ----------

Total dividends and distributions to shareholders         (2.96)          (0.79)         (0.76)          (0.12)         (0.27)
                                                    -----------    ------------   ------------     -----------     ----------

Net asset value, end of period                      $     16.56    $      15.43   $      14.32     $     13.23     $    11.61
                                                    -----------    ------------   ------------     -----------     ----------
                                                    -----------    ------------   ------------     -----------     ----------

TOTAL RETURN (2)                                          26.5%           13.3%          14.0%           15.0%          18.9%
                                                    -----------    ------------   ------------     -----------     ----------
                                                    -----------    ------------   ------------     -----------     ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $ 43,412       $  34,777      $  25,874        $ 16,972        $ 2,891

Ratio of net operating expenses
 to average net assets (3)                                 1.10%           1.13%          1.19%(4)        1.42%(4)       1.25%(4)(5)

Ratio of net investment income
 to average net assets                                     0.48%           0.79%          0.45%(4)        0.81%(4)       1.02%(4)(5)

Portfolio Turnover                                        83%             55%            53%             40%            67%

---------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                               Year Ended December 31,
                                                       -------------------------------------------------------------------------
                                                           1999          1998            1997            1996           1995
                                                           ----          ----            ----            ----           ----
Net asset value, beginning of year                   $      43.74    $      42.38    $      36.21    $      30.14    $     20.83
                                                     ------------    ------------    ------------    ------------    -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                     0.56            0.60            0.34            0.43           0.42

   Net realized and unrealized gain
    on investments                                           1.47            2.40            7.45            6.31           9.02
                                                     ------------    ------------    ------------    ------------    -----------

   Total income from investment
   operations                                                2.03            3.00            7.79            6.74           9.44
                                                     ------------    ------------    ------------    ------------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    (0.65)          (0.33)          (0.40)          (0.41)         (0.13)
   Net realized gains                                       (1.47)          (1.31)          (1.22)          (0.26)            --
                                                     ------------    ------------    ------------    ------------    -----------
   Total dividends and distributions to
     shareholders                                           (2.12)          (1.64)          (1.62)          (0.67)         (0.13)
                                                     ------------    ------------    ------------    ------------    -----------

Net asset value, end of year                         $      43.65    $      43.74    $      42.38    $      36.21    $     30.14
                                                     ------------    ------------    ------------    ------------    -----------
                                                     ------------    ------------    ------------    ------------    -----------

TOTAL RETURN (1)                                             5.0%            7.1%           22.3%           22.8%          45.6%
                                                     ------------    ------------    ------------    ------------    -----------
                                                     ------------    ------------    ------------    ------------    -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                      $ 804,467       $ 777,087       $ 466,791       $ 180,728       $ 99,188

Ratio of expenses
 to average net assets (2)                                   0.83%           0.82%           0.87%           0.84%(3)       0.66%(3)

Ratio of net investment income
 to average net assets                                       1.27%           1.74%           1.42%           1.66%(3)       1.85%(3)

Portfolio Turnover                                          50%             37%             32%             27%            22%

---------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST


Global Equity Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                                Equity Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE

Risk/Return Summary..........................................................3

Principal Investment Strategies..............................................8

Risks.......................................................................10

Investment Policies.........................................................12

Fund Management.............................................................13

Share Price.................................................................17

Distributions and Taxes.....................................................17

Financial Highlights........................................................17

                     RISK/RETURN SUMMARY

INVESTMENT GOALS   Equity Portfolio...............Long term capital appreciation

                   Small Cap Portfolio............Capital appreciation

                   Global Equity Portfolio........Long term capital appreciation

                   Managed Portfolio..............Growth of capital over time


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Equity Portfolio invests primarily
                                        in equity securities listed on the New
                                        York Stock Exchange.

                                    -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $1 billion.

                                    -   The Global Equity Portfolio invests
                                        primarily in equity securities on a
                                        worldwide basis and may invest in U.S.
                                        or foreign fixed income securities.

                                    -   The Managed Portfolio invests in common
                                        stocks, bonds and cash equivalents,
                                        allocated based on the investment
                                        adviser's judgment.


INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios. OpCap Advisors has retained Pacific Investment Management
                                    Company ("PIMCO") as sub-adviser for a
                                    portion of the assets of the Managed
                                    Portfolio.

                                    For the equity investments it manages
                                    directly, i.e., the Equity, Small Cap and Global Equity Portfolios and the portion of the assets of the Managed Portfolios not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                    - Company financial statements
                                    - Market share analysis
                                    - Unit volume growth
                                    - Barriers to entry
                                    - Pricing policies
                                    - Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    - substantial and growing discretionary cash
                                      flow
                                    - strong shareholder value-oriented
                                      management
                                    - valuable consumer or commercial franchises
                                    - high returns on capital
                                    - favorable price to intrinsic value
                                      relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.

                                    PIMCO acts as the sub-adviser to the Managed
                                    Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                                    PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS                     If you invest in the Portfolios that invest
                                    in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                                    -  The stock market goes down
                                    -  The Portfolio's investment style (i.e.,
                                       value or growth) falls out of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                                    - For the Equity, Small Cap, Global Equity and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    -  Interest rates rise and the bond market
                                       goes down
                                    -  Issuers of debt instruments cannot meet
                                       their obligations
                                    -  Bond issuers' call bonds selling at a
                                       premium to their call price before the
                                       maturity date
                                    -  Loans securing mortgage-backed
                                       obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                  [BAR CHART]

                                EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------
  1990       1991      1992      1993      1994      1995      1996      1997      1998      1999
 (2.22)%    31.22%    17.90%     7.85%     3.81%    38.85%    23.36%    26.63%    11.86%     2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).

                                  [BAR CHART]

                              SMALL CAP PORTFOLIO
---------------------------------------------------------------------------------------------------
  1990       1991      1992      1993      1994      1995      1996      1997      1998      1999
 (9.76)%    48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%    (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

                                  [BAR CHART]

                                 GLOBAL EQUITY
--------------------------------------------------------------------------------
                       1996      1997       1998       1999
                      15.02%    14.02%     13.29%     26.53%

During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                               MANAGED PORTFOLIO
---------------------------------------------------------------------------------------------------
  1990       1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%     45.98%    18.65%    10.39%    2.61%     45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000 and how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                       --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

GLOBAL EQUITY PORTFOLIO                       26.53%                       N/A                        18.06%
-----------------------                       ------                       ---                        ------

MSCI WORLD INDEX                              24.93%                       N/A                        20.50%
----------------                              ------                       ---                        ------


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

     The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


GLOBAL EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q    What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Equity, Small Cap, Global Equity and Managed Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

         - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

         - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

         - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

         - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

         - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

         - Euro - The effect of the Euro on international markets has not yet been determined.

         - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

         -    more volatility

         -    less liquidity

         -    greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Equity, Small Cap, Global Equity and Managed Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Equity, Small Cap and Global Equity Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer

Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

                Equity Portfolio................................0.80%
                Small Cap Portfolio.............................0.80%
                Global Equity Portfolio.........................0.80%
                Managed Portfolio...............................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed and Small Cap Portfolios.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and

                                            Associate Portfolio Manager at
                                            Palisade Capital Management. From
                                            1990 to 1993, he was a Generalist
                                            for Cazenove & Co. Previously Mr.
                                            Degenhart was a Special Situations
                                            Analyst at Argus Research Corp. for
                                            over three years. He has a BS degree
                                            in marketing from the University of
                                            Scranton.

[PHOTO] Elisa A. Mazen, Senior Vice President, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is primarily responsible for European research within the firm's global effort. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/ Analyst at
                                            Clemente Capital, Inc. Ms. Mazen
                                            graduated with a BA in economics/
                                            finance from Douglass College,
                                            Rutgers University in 1983.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                                TOTAL PORTFOLIO ASSETS - LIABILITIES
           Net Asset Value =  ------------------------------------------
                                NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                       Year Ended December 31,
                                        ---------------------------------------------------------
                                        1999         1998         1997         1996         1995
                                        ----         ----         ----         ----         ----
Net asset value, beginning of year     $38.70       $36.52       $30.07       $25.05       $18.12
                                       ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.25         0.39         0.39         0.21         0.31
Net realized and unrealized gain
on investments                           0.62         3.84         7.34         5.52         6.71
                                         ----         ----         ----         ----         ----

Total income from
investment operations                    0.87         4.23         7.73         5.73         7.02
                                         ----         ----         ----         ----         ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                   (0.36)       (0.39)       (0.28)       (0.24)       (0.09)
Net realized gains                      (1.65)       (1.66)       (1.00)       (0.47)        --
                                        ------       ------       ------       ------

Total dividends and distributions to
shareholders                            (2.01)       (2.05)       (1.28)       (0.71)       (0.09)
                                        ------       ------       ------       ------       ------

Net asset value, end of year           $37.56       $38.70       $36.52       $30.07       $25.05
                                       ------       ------       ------       ------       ------
                                       ------       ------       ------       ------       ------


TOTAL RETURN (1)                         2.5%        11.9%        26.6%        23.4%        38.9%
                                         ----        -----        -----        -----        -----
                                         ----        -----        -----        -----        -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)    $70,512      $48,711      $28,820      $19,843       $9,036

Ratio of expenses to
average net assets (2)                   0.91%        0.94%        0.99%        0.93%(3)     0.72%(3)

Ratio of net investment income to
average net assets                       0.86%        1.36%        1.25%        1.29%(3)     1.74%(3)

Portfolio Turnover                      84%          29%          32%          36%          31%

---------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                       Year Ended December 31,
                                               ----------------------------------------------------------------------------
                                               1999           1998              1997            1996                 1995
                                               ----           ----              ----            ----                 ----
Net asset value, beginning of year             $23.10       $26.37            $22.61            $19.91               $17.38
                                               ------       ------            ------            ------               ------

INCOME  FROM INVESTMENT
OPERATIONS:                                    0.14           0.14              0.08              0.14                 0.26
Net investment income
Net realized and unrealized gain (loss)
   on investments                             (0.57)         (2.38)             4.73              3.45                 2.37
                                              ------         ------             ----              ----                 ----

Total income (loss) from investment           (0.43)         (2.24)             4.81              3.59                 2.63
                                              ------         ------             ----              ----                 ----
operations

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income                    (0.15)         (0.09)            (0.13)            (0.25)               (0.05)
     Net realized gains                      ---             (0.94)            (0.92)            (0.64)               (0.05)
                                             ---             ------            ------            ------               ------

Total dividends and distributions to
Shareholders                                  (0.15)         (1.03)            (1.05)            (0.89)               (0.10)
                                              ------         ------             ----              ----                 ----

Net asset value, end of year                 $22.52         $23.10            $26.37            $22.61               $19.91
                                             ------         ------            ------            ------               ------
                                             ------         ------            ------            ------               ------

TOTAL RETURN (1)                              (1.8)%         (9.0)%            22.2%             18.7%                15.2%
                                              ------         ------            -----             -----                -----
                                              ------         ------            -----             -----                -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $151,290       $155,506          $110,565           $34,257              $16,004

Ratio of expenses
  to average net assets (2)                    0.89%          0.88%             0.97%             0.93% (3)            0.74% (3)

Ratio of net investment income
  to average net assets                        0.61%          0.72%             0.64%             1.03% (3)            1.75% (3)

Portfolio Turnover                            99%            51%               68%               50%                  69%

--------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                        Year ended December 31,                 For the Period
                                                        -----------------------------------------------------   March 1, 1995 (1)
                                                        1999             1998            1997           1996    to December 31, 1995
                                                        ----             ----            ----           ----    --------------------
Net asset value, beginning of period                    $15.43          $14.32          $13.23         $11.61          $10.00
                                                        ------          ------          ------         ------          ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.31            0.12            0.06           0.04            0.05

Net realized and unrealized gain
   on investments and foreign currency transactions       3.78            1.78            1.79           1.70            1.83
                                                          ----            ----            ----           ----            ----

  Total income from investment operations                 4.09            1.90            1.85           1.74            1.88
                                                          ----            ----            ----           ----            ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From Net investment income in excess of                  (0.26)          (0.18)          (0.04)         (0.05)          (0.03)
 net investment income                                   --              --              (0.03)         --              --
From net realized gains                                  (2.70)          (0.61)          (0.69)         (0.07)          (0.24)
                                                         ------          ------          ------         ------          ------

Total dividends and distributions to shareholders        (2.96)          (0.79)          (0.76)         (0.12)          (0.27)
                                                         ------          ------          ------         ------          ------

Net asset value, end of period                          $16.56          $15.43          $14.32         $13.23          $11.61
                                                        ------          ------          ------         ------          ------
                                                        ------          ------          ------         ------          ------


TOTAL RETURN (2)                                         26.5%           13.3%           14.0%          15.0%           18.9%
                                                         -----           -----           -----          -----           -----
                                                         -----           -----           -----          -----           -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $43,412         $34,777         $25,874        $16,972          $2,891

Ratio of net operating expenses
  to average net assets (3)                               1.10%           1.13%           1.19%(4)       1.42%(4)        1.25%(4)(5)

Ratio of net investment income
  to average net assets                                   0.48%           0.79%           0.45%(4)       0.81%(4)        1.02%(4)(5)

Portfolio Turnover                                       83%             55%             53%            40%             67%

------------------------------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      For a share of beneficial interest outstanding throughout each year:

                                                                          Year Ended December 31,
                                                    ------------------------------------------------------------------------
                                                    1999              1998           1997              1996             1995
                                                    ----              ----           ----              ----             ----
Net asset value, beginning of year                 $43.74            $42.38         $36.21            $30.14            $20.83
                                                   ------            ------         ------            ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.56               0.60          0.34              0.43              0.42

   Net realized and unrealized gain
   on investments                                    1.47               2.40          7.45              6.31              9.02
                                                     ----               ----          ----              ----              ----

   Total income from investment
   operations                                        2.03               3.00          7.79              6.74              9.44
                                                     ----               ----          ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (0.65)            (0.33)         (0.40)            (0.41)            (0.13)
   Net realized gains                               (1.47)            (1.31)         (1.22)            (0.26)           ---
                                                    ------            ------         ------            ------
   Total dividends and distributions to
     shareholders
                                                    (2.12)            (1.64)         (1.62)            (0.67)            (0.13)
                                                    ------            ------         ------            ------            ------

Net asset value, end of year                       $43.65            $43.74         $42.38            $36.21            $30.14
                                                   ------            ------         ------            ------            ------
                                                   ------            ------         ------            ------            ------

TOTAL RETURN (1)                                     5.0%              7.1%          22.3%             22.8%             45.6%
                                                     ----              ----          -----             -----             -----
                                                     ----              ----          -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)               $804,467          $777,087       $466,791          $180,728           $99,188

Ratio of expenses
  to average net assets (2)                          0.83%             0.82%          0.87%             0.84%(3)          0.66%(3)

Ratio of net investment income
  to average net assets                              1.27%             1.74%          1.42%             1.66%(3)          1.85%(3)

Portfolio Turnover                                  50%               37%            32%               27%               22%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


OCC ACCUMULATION TRUST



Equity Portfolio

Small Cap Portfolio

Global Equity Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company which includes the following investment portfolios (the "Portfolio"):





                                Equity Portfolio







Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved the Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        PAGE

Risk/Return Summary.......................................................3

Principal Investment Strategies...........................................6

Risks.....................................................................6

Investment Policies.......................................................8

Fund Management...........................................................9

Share Price..............................................................11

Distributions and Taxes..................................................11

Financial Highlights.....................................................11

                               RISK/RETURN SUMMARY

INVESTMENT GOALS             Equity Portfolio....Long term capital appreciation


PRINCIPAL INVESTMENT
STRATEGIES                     -   The Equity Portfolio invests primarily in
                                   equity securities listed on the New York
                                   Stock Exchange.


INVESTMENT
PHILOSOPHY

                               OpCap Advisors is the investment adviser to the Portfolio.

                               OpCap Advisors applies principles of value investing, although the individual portfolio manager may implement those principles differently.

                               When selecting equity securities, OpCap Advisors believes there are two major components of value.

                               - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                               -   Price - OpCap Advisors looks for market
                                   undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                               OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                               -   Company financial statements
                               -   Market share analysis
                               -   Unit volume growth
                               -   Barriers to entry
                               -   Pricing policies
                               -   Management record.

                               OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                               - substantial and growing discretionary cash flow

                               -   strong shareholder value-oriented management

                               -   valuable consumer or commercial franchises

                               -   high returns on capital

                               -   favorable price to intrinsic value
                                   relationship.

                               In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                               There can be no assurance that OpCap Advisors will achieve its goals.


PRINCIPAL RISKS                You could lose money in the Equity Portfolio or
                               the Portfolio could underperform other
                               investments if any of the following happens:

                               -   The stock market goes down

                               - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market

                               - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid

                               - The market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued

                               - The stocks selected for growth potential do not achieve such growth.

                               You could lose money on your investment (to the extent that the Portfolio invests in debt securities) or your investment may underperform other investments if any of the following happens:

                               - Interest rates rise and the bond market goes down

                               - Issuers of debt instruments cannot meet their obligations

                               - Bond issuers' call bonds selling at a premium to their call price before the maturity date

                               - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolio may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE The bar charts provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year for the life of the Portfolio and the highest and lowest quarterly return during the life of the Portfolio.

                               The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts.

                                EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
(2.22)%  31.22%  17.90%  7.85%   3.81%   38.85%  23.36%  26.63%  11.86%  2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).


The table below shows how the average annual returns for one year, five years and for the life of the Equity Portfolio compare to that of the Standard & Poor's Composite Index of 500 Stocks. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
   --------------------------------------------------------------------

                        PAST YEAR    PAST 5 YEARS     SINCE INCEPTION
                        ---------    ------------     ---------------
EQUITY PORTFOLIO           2.54%       19.98%               15.66%*
                           -----       ------               -------

S&P 500 INDEX             21.04%       28.54%               18.98%
                          ------       ------               ------


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the

Fund, at which time the Fund commenced operations. The total net assets of the Equity Portfolio immediately after the transaction was $86,789,755, with respect to the Old Trust and $3,764,598, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for the Equity Portfolio reflect the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

For current yield information please call 1-800-700-8258.


                        PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

     The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


                                      RISKS

Q    What are the risks of investing in the Portfolio?

A The Equity Portfolio invests principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.


     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

         - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

         - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

         - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

         - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

         - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

         - Euro - The effect of the Euro on international markets has not yet been determined.

         - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investment in emerging markets to no more than 5% of its total assets.

To the extent that the Equity Portfolio invest in debt securities, the Portfolio is exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.


                            INVESTMENT POLICIES

Q   Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q   Can the Portfolio use derivative instruments?

A   Yes. The Equity Portfolio may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Equity Portfolio does not expect to use derivative instruments significantly, if at all.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments

     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Does the Portfolio expect to engage in short-term trading?

A The Portfolio do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the Portfolio's turnover rates during prior fiscal years.

Q    Can the Portfolio vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

The Equity Portfolio paid OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Equity Portfolio of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

       Equity Portfolio..................................0.80%

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity Portfolio.

                                SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                          TOTAL PORTFOLIO ASSETS - LIABILITIES
     Net Asset Value =  --------------------------------------
                          NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                        DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                          Year Ended December 31,
                                        ---------------------------------------------------------

                                         1999         1998         1997         1996         1995
                                         ----         ----         ----         ----         ----
Net asset value, beginning of year      $38.70       $36.52       $30.07       $25.05       $18.12
                                        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     0.25         0.39         0.39         0.21         0.31
Net realized and unrealized gain
on investments                            0.62         3.84         7.34         5.52         6.71
                                          ----         ----         ----         ----         ----

Total income from
investment operations                     0.87         4.23         7.73         5.73         7.02
                                          ----         ----         ----         ----         ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                    (0.36)       (0.39)       (0.28)       (0.24)       (0.09)
Net realized gains                       (1.65)       (1.66)       (1.00)       (0.47)        --
                                         ------       ------       ------       ------       ------

Total dividends and distributions to
shareholders                             (2.01)       (2.05)       (1.28)       (0.71)       (0.09)
                                         ------       ------       ------       ------       ------

Net asset value, end of year            $37.56       $38.70       $36.52       $30.07       $25.05
                                        ------       ------       ------       ------       ------
                                        ------       ------       ------       ------       ------


TOTAL RETURN (1)                          2.5%        11.9%        26.6%        23.4%        38.9%
                                          ----        -----        -----        -----        -----
                                          ----        -----        -----        -----        -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)     $70,512      $48,711      $28,820      $19,843       $9,036

Ratio of expenses to
average net assets (2)                    0.91%        0.94%        0.99%        0.93%(3)     0.72%(3)

Ratio of net investment income to
average net assets                        0.86%        1.36%        1.25%        1.29%(3)     1.74%(3)

Portfolio Turnover                       84%          29%          32%          36%          31%

---------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102

     Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.


                                     [SIDENOTE]

OCC ACCUMULATION TRUST


Equity Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company which includes the following investment portfolio (the "Portfolio"):






                                Managed Portfolio





















Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................3

Principal Investment Strategies................................................7

Risks..........................................................................7

Investment Policies............................................................9

Fund Management...............................................................10

Share Price...................................................................13

Distributions and Taxes.......................................................13

Financial Highlights..........................................................13

                               RISK/RETURN SUMMARY


INVESTMENT GOALS        Managed Portfolio............Growth of capital over time



PRINCIPAL INVESTMENT
STRATEGIES                   -  The Managed Portfolio invests in common stocks,
                                bonds and cash equivalents, allocated based on the investment adviser's judgment.



INVESTMENT
PHILOSOPHY                   OpCap Advisors is the investment adviser to the
                             Portfolio. OpCap Advisors has retained Pacific
                             Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                             For the equity investments it manages directly, i.e., the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio manager may implement those principles differently.

                             When selecting equity securities, OpCap Advisors believes there are two major components of value.

                             - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                             -  Price - OpCap Advisors looks for market
                                undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                             OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                             -  Company financial statements
                             -  Market share analysis
                             -  Unit volume growth
                             -  Barriers to entry

                             -  Pricing policies
                             -  Management record.

                             OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                             -  substantial and growing discretionary cash flow
                             -  strong shareholder value-oriented management
                             -  valuable consumer or commercial franchises
                             -  high returns on capital
                             -  favorable price to intrinsic value relationship.

                             In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                             There can be no assurance that OpCap Advisors will achieve its goals.

                             PIMCO acts as the sub-adviser to the Managed
                             Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS              You could lose money in the Managed Portfolio or
                             the Portfolio could underperform other investments if any of the following happens:

                             -  The stock market goes down
                             - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                             - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                             - The market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                             - The stocks selected for growth potential do not achieve such growth.

                             You could lose money on your investment in the Managed Portfolio (to the extent that the Portfolio invests in debt securities) or the Portfolio may underperform other investments if any of the following happens:

                             - Interest rates rise and the bond market goes down
                             - Issuers of debt instruments cannot meet their obligations
                             - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                             - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolio may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year for the life of the Portfolio and the highest and lowest quarterly return during the life of the Portfolio.

                 The Managed Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts.

                                  [BAR CHART]

                                     MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Managed Portfolio compared to that of the Standard & Poor's Composite Index of 500 Stocks. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.


      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380, with respect to the Old Trust and $51,345,102, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflects the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


                                      RISKS

Q  What are the risks of investing in the Portfolio?

A The Managed Portfolio invests principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

     - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Euro - The effect of the Euro on international markets has not yet been determined.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investment in emerging markets to no more than 5% of its total assets.

To the extent that the Managed Portfolio invests in debt securities, the Portfolio is exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.



                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolio use derivative instruments?

A  Yes. The Managed Portfolio may use the following derivative instruments:

   -  futures contracts
   -  options on futures contracts
   -  forward foreign currency contracts
   -  covered calls written on individual securities
   -  uncovered calls and puts
   -  options on stock indices.

   The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

   -  Its investment adviser uses a derivative instrument at the wrong time
   - The prices of a Portfolio's futures or options positions are not correlated with its other investments
   -  A Portfolio cannot close out a position because of an illiquid market.

Q  Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the Portfolio's turnover rates during prior fiscal years.

Q  Can the Portfolio vary from its investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New
York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

The Managed Portfolio paid OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Managed Portfolio of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

           Managed Portfolio......................................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Managed Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS


[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.


[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                               TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =   -------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                             Year ended December 31,
                                                          ------------------------------------------------------------

                                                             1999         1998         1997       1996         1995
                                                             ----         ----         ----       ----         ----
Net asset value, beginning of year                          $43.74       $42.38       $36.21       $30.14      $20.83
                                                            ------       ------       ------       ------      ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.56          0.60        0.34         0.43        0.42

   Net realized and unrealized gain
  on investments                                              1.47          2.40        7.45         6.31        9.02
                                                              ----          ----        ----         ----        ----

   Total income from investment
   operations                                                 2.03          3.00        7.79         6.74        9.44
                                                              ----          ----        ----         ----        ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (0.65)       (0.33)       (0.40)       (0.41)      (0.13)
   Net realized gains                                        (1.47)       (1.31)       (1.22)       (0.26)      --
                                                             ------       ------       ------       ------
   Total dividends and distributions to
     shareholders                                            (2.12)       (1.64)       (1.62)       (0.67)      (0.13)
                                                             ------       ------       ------       ------      ------

Net asset value, end of year                                $43.65       $43.74       $42.38       $36.21      $30.14
                                                            ------       ------       ------       ------      ------
                                                            ------       ------       ------       ------      ------

TOTAL RETURN (1)                                              5.0%         7.1%        22.3%        22.8%       45.6%
                                                              ----         ----        -----        -----       -----
                                                              ----         ----        -----        -----       -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                        $804,467     $777,087     $466,791     $180,728     $99,188

Ratio of expenses
 to average net assets (2)                                    0.83%        0.82%      0.87%        0.84%(3)     0.66%(3)

Ratio of net investment income
 to average net assets                                        1.27%        1.74%      1.42%        1.66%(3)     1.85%(3)

Portfolio Turnover                                           50%          37%        32%          27%          22%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



--------------------------------------------------------------------------------



     OCC ACCUMULATION TRUST


     Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):





                                Equity Portfolio

                               Small Cap Portfolio




















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                      PAGE

Risk/Return Summary.....................................................3

Principal Investment Strategies.........................................7

Risks...................................................................8

Investment Policies....................................................10

Fund Management........................................................11

Share Price............................................................13

Distributions and Taxes................................................13

Financial Highlights...................................................13

                               RISK/RETURN SUMMARY

INVESTMENT GOALS   Equity Portfolio..............Long term capital appreciation

                   Small Cap Portfolio...........Capital appreciation


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Equity Portfolio invests primarily
                                        in equity securities listed on the New
                                        York Stock Exchange.

                                    -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $1 billion.


INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios.

                                    For the equity investments it manages
                                    directly, i.e., the Equity, and Small Cap
                                    Portfolios, OpCap Advisors applies
                                    principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                   - Company financial statements
                                   - Market share analysis
                                   - Unit volume growth
                                   - Barriers to entry
                                   - Pricing policies
                                   - Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    - substantial and growing discretionary cash
                                      flow
                                    - strong shareholder value-oriented
                                      management
                                    - valuable consumer or commercial
                                      franchises
                                    - high returns on capital
                                    - favorable price to intrinsic value
                                      relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.


PRINCIPAL                           RISKS If you invest in the Portfolios that
                                    invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                                    -  The stock market goes down
                                    -  The Portfolio's investment style (i.e.,
                                       value or growth) falls out of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                                    - For the Equity and Small Cap Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    - Interest rates rise and the bond market
                                      goes down
                                    - Issuers of debt instruments cannot meet
                                      their obligations
                                    - Bond issuers' call bonds selling at a
                                      premium to their call price
                                      before the maturity date
                                    - Loans securing mortgage-backed obligations
                                      prepay principal more rapidly than
                                      expected. The Portfolios may have to
                                      reinvest these prepayments at lower
                                      rates.

BAR CHART &
PERFORMANCE
TABLE
                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.

                                          [BAR CHART]

                                        EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
  1990      1991      1992      1993      1994       1995       1996       1997        1998      1999
(2.22)%    31.22%    17.90%     7.85%    3.81%      38.85%     23.36%     26.63%      11.86%     2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).

                                          [BAR CHART]

                                      SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------------
  1990      1991      1992      1993      1994       1995       1996       1997        1998      1999
 (9.76)%   48.12%    21.49%    19.51%    (1.01)%    15.23%     18.72%     22.24%      (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


The table below shows how the average annual returns for one year, five years and for the life of the Equity Portfolio compare to that of the Standard & Poor's Composite Index of 500 Stocks and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                      --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity and Small Cap Portfolios immediately after the transaction were $86,789,755 and $139,812,573, respectively, with respect to the Old Trust and for each of the Equity and Small Cap Portfolios,

$3,764,598 and $8,129,274, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

For current yield information please call 1-800-700-8258.


                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

     The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Equity and Small Cap Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

         - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

         - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

         - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

         - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

         - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

         - Euro - The effect of the Euro on international markets has not yet been determined.

         - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Equity and Small Cap Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

                Equity Portfolio................................0.80%
                Small Cap Portfolio.............................0.80%

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity and Small Cap Portfolios.

PORTFOLIO MANAGERS

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital
                                          Management. From 1990 to 1993, he was
                                          a Generalist for Cazenove & Co.
                                          Previously Mr. Degenhart was a Special
                                          Situations Analyst at Argus Research
                                          Corp. for over three years. He has a
                                          BS degree in marketing from the
                                          University of Scranton.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                              TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =  -----------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                                        Year ended December 31,
                                                ------------------------------------------------------------------------------
                                                1999              1998              1997              1996               1995
                                                ----              ----              ----              ----               ----
Net asset value, beginning of year              $38.70            $36.52            $30.07            $25.05            $18.12
                                                ------            ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25              0.39              0.39              0.21              0.31
Net realized and unrealized gain
on investments                                    0.62              3.84              7.34              5.52              6.71
                                                  ----              ----              ----              ----              ----

Total income from
investment operations                             0.87              4.23              7.73              5.73              7.02
                                                  ----              ----              ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                            (0.36)            (0.39)            (0.28)            (0.24)            (0.09)
Net realized gains                               (1.65)            (1.66)            (1.00)            (0.47)             --
                                                 ------            ------            ------            ------

Total dividends and distributions to
shareholders                                     (2.01)            (2.05)            (1.28)            (0.71)            (0.09)
                                                 ------            ------            ------            ------            ------

Net asset value, end of year                    $37.56            $38.70            $36.52            $30.07            $25.05
                                                ------            ------            ------            ------            ------
                                                ------            ------            ------            ------            ------


TOTAL RETURN (1)                                  2.5%             11.9%             26.6%             23.4%             38.9%
                                                  ----             -----             -----             -----             -----
                                                  ----             -----             -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)             $70,512           $48,711           $28,820           $19,843            $9,036

Ratio of expenses to
average net assets (2)                            0.91%             0.94%             0.99%             0.93%(3)          0.72%(3)

Ratio of net investment income to
average net assets                                0.86%             1.36%             1.25%             1.29%(3)          1.74%(3)

Portfolio Turnover                               84%               29%               32%               36%               31%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                        Year ended December 31,
                                                ----------------------------------------------------------------------------
                                                1999         1998              1997              1996                 1995
                                                ----         ----              ----              ----                 ----
Net asset value, beginning of year             $23.10       $26.37            $22.61            $19.91               $17.38
                                               ------       ------            ------            ------               ------

INCOME  FROM INVESTMENT
OPERATIONS:                                    0.14           0.14              0.08              0.14                 0.26
Net investment income
Net realized and unrealized gain (loss)
   on investments                             (0.57)         (2.38)             4.73              3.45                 2.37
                                              ------         ------             ----              ----                 ----

Total income (loss) from investment           (0.43)         (2.24)             4.81              3.59                 2.63
                                              ------         ------             ----              ----                 ----
operations

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income                    (0.15)         (0.09)            (0.13)            (0.25)               (0.05)
     Net realized gains                      ---             (0.94)            (0.92)            (0.64)               (0.05)
                                             ---             ------            ------            ------               ------

Total dividends and distributions to
Shareholders                                  (0.15)         (1.03)            (1.05)            (0.89)               (0.10)
                                              ------         ------            ------            ------               ------

Net asset value, end of year                 $22.52         $23.10            $26.37            $22.61               $19.91
                                             ------         ------            ------            ------               ------
                                             ------         ------            ------            ------               ------

TOTAL RETURN (1)                              (1.8)%         (9.0)%            22.2%             18.7%                15.2%
                                              ------         ------            -----             -----                -----
                                              ------         ------            -----             -----                -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $151,290       $155,506          $110,565           $34,257              $16,004

Ratio of expenses
  to average net assets (2)                    0.89%          0.88%             0.97%             0.93% (3)            0.74% (3)

Ratio of net investment income
  to average net assets                        0.61%          0.72%             0.64%             1.03% (3)            1.75% (3)

Portfolio Turnover                            99%            51%               68%               50%                  69%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.






OCC ACCUMULATION TRUST


Equity Portfolio

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                                Equity Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio

                        U.S. Government Income Portfolio















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................3

Principal Investment Strategies................................................9

Risks.........................................................................11

Investment Policies...........................................................13

Fund Management...............................................................14

Share Price...................................................................18

Distributions and Taxes.......................................................18

Financial Highlights..........................................................18

                               RISK/RETURN SUMMARY

INVESTMENT GOALS       Equity Portfolio..................Long term capital
                                                         appreciation

                       Small Cap Portfolio...............Capital appreciation

                       Global Equity Portfolio...........Long term capital
                                                         appreciation

                       Managed Portfolio.................Growth of capital over
                                                         time

                       U.S. Gov't Income Portfolio.......High current income and
                                                         protection of capital

PRINCIPAL INVESTMENT
STRATEGIES                  -  The Equity Portfolio invests primarily in equity
                               securities listed on the New York Stock Exchange.

                            - The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion.

                            - The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                            - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                            - The U.S. Government Income Portfolio invests solely in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT
PHILOSOPHY                  OpCap Advisors is the investment adviser to all of
                            the Portfolios. OpCap Advisors has retained Pacific
                            Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                            For the equity investments it manages directly, i.e., the Equity, Small Cap and Global Equity Portfolios and the portion of the assets of the Managed Portfolios not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                            When selecting equity securities, OpCap Advisors believes there are two major components of value.

                            - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                            -  Price - OpCap Advisors looks for market
                               undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                            OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                            -  Company financial statements
                            -  Market share analysis
                            -  Unit volume growth
                            -  Barriers to entry
                            -  Pricing policies
                            -  Management record.

                            OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                            -  substantial and growing discretionary cash flow
                            -  strong shareholder value-oriented management
                            -  valuable consumer or commercial franchises
                            -  high returns on capital
                            -  favorable price to intrinsic value relationship.

                            In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                            There can be no assurance that OpCap Advisors will achieve its goals.

                            PIMCO acts as the sub-adviser to the Managed
                            Portfolio. In
                            selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                            PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS             If you invest in the Portfolios that invest in
                            equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                            -  The stock market goes down
                            - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                            - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                            - For the Equity, Small Cap, Global Equity and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                            - The stocks selected for growth potential do not achieve such growth.

                            If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                            -  Interest rates rise and the bond market goes down
                            - Issuers of debt instruments cannot meet their obligations
                            - Bond issuers' call bonds selling at a premium to their call price before the maturity date

                            - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

                            The U.S. Government Income Portfolio principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, so credit risk should below.

BAR CHART &
PERFORMANCE
TABLE
               The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

               The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                  [BAR CHART]

                                EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(2.22)%   31.22%    17.90%     7.85%     3.81%    38.85%    23.36%    26.63%    11.86%     2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).


                                  [BAR CHART]

                              SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%    (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                                 GLOBAL EQUITY
--------------------------------------------------------------------------------
                     1996      1997      1998      1999
                    15.02%    14.02%    13.29%    26.53%

During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                                MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                        U.S. GOVERNMENT INCOME PORTFOLIO
--------------------------------------------------------------------------------
                     1996      1997      1998      1999
                     3.02%     7.04%     8.15%    (1.61)%

During the period from the inception of the U.S. Government Income Portfolio through December 31, 1999, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (1.05)% (for the quarter ended June 30, 1999).

The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000, how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                     --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

GLOBAL EQUITY PORTFOLIO                       26.53%                       N/A                        18.06%
-----------------------                       ------                       ---                        ------

MSCI WORLD INDEX                              24.93%                       N/A                        20.50%
----------------                              ------                       ---                        ------

U.S. GOVERNMENT INCOME PORTFOLIO              (1.61)%                      N/A                         5.78%
--------------------------------              -------                      ---                         -----

LEHMAN INTERMEDIATE GOVERNMENT
BOND INDEX                                     0.49%                       N/A                         6.93%
----------                                     -----                       ---                         -----

U.S. GOVERNMENT INCOME PORTFOLIO
YIELD FOR THE 30-DAY PERIOD ENDED
DECEMBER 31, 1999              5.38%
-----------------              -----

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755,

$139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

   The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


GLOBAL EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

U.S. GOVERNMENT INCOME PORTFOLIO

Q  What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q  What is the Portfolio's investment program?

A The Portfolio invests in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

   OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of the highest quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.


                                      RISKS

Q  What are the risks of investing in the Portfolios?

A The Equity, Small Cap, Global Equity and Managed Portfolios invest principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invests in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

     - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Euro - The effect of the Euro on international markets has not yet been determined.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

     -  more volatility

     -  less liquidity

     -  greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Equity, Small Cap, Global Equity and Managed Portfolios may use the following derivative instruments:

     -  futures contracts
     -  options on futures contracts
     -  forward foreign currency contracts
     -  covered calls written on individual securities
     -  uncovered calls and puts
     -  options on stock indices.

   The Equity, Small Cap and Global Equity Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

     -  Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New
York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

          Equity Portfolio..........................................0.80%
          Small Cap Portfolio.......................................0.80%
          Global Equity Portfolio...................................0.80%
          Managed Portfolio.........................................0.77%
          U.S. Government Income Portfolio..........................0.60%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed and Small Cap Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PORTFOLIO MANAGERS

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. Previously Mr. Degenhart was a Special Situations Analyst at Argus Research Corp. for over three years. He has a BS degree in marketing from the University of Scranton.

[PHOTO] Elisa A. Mazen, Senior Vice President, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is primarily responsible for European research within the firm's global effort. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/ Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/ finance from Douglass College, Rutgers University in 1983.

[PHOTO] Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.



[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.


                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                              TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =  -------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                                   Year Ended December 31,
                                               --------------------------------------------------------------

                                                  1999         1998         1997         1996         1995
                                                  ----         ----         ----         ----         ----
Net asset value, beginning of year               $38.70       $36.52       $30.07       $25.05       $18.12
                                                 ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.25         0.39         0.39         0.21         0.31
Net realized and unrealized gain
on investments                                     0.62         3.84         7.34         5.52         6.71
                                                   ----         ----         ----         ----         ----

Total income from
investment operations                              0.87         4.23         7.73         5.73         7.02
                                                   ----         ----         ----         ----         ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                             (0.36)       (0.39)       (0.28)       (0.24)       (0.09)
Net realized gains                                (1.65)       (1.66)       (1.00)       (0.47)        --
                                                  ------       ------       ------       ------

Total dividends and distributions to
shareholders                                      (2.01)       (2.05)       (1.28)       (0.71)       (0.09)
                                                  ------       ------       ------       ------       ------

Net asset value, end of year                     $37.56       $38.70       $36.52       $30.07       $25.05
                                                 ------       ------       ------       ------       ------
                                                 ------       ------       ------       ------       ------


TOTAL RETURN (1)                                   2.5%        11.9%        26.6%        23.4%        38.9%
                                                   ----        -----        -----        -----        -----
                                                   ----        -----        -----        -----        -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)              $70,512      $48,711      $28,820      $19,843       $9,036

Ratio of expenses to
average net assets (2)                             0.91%        0.94%        0.99%        0.93%(3)     0.72%(3)

Ratio of net investment income to
average net assets                                 0.86%        1.36%        1.25%        1.29%(3)     1.74%(3)

Portfolio Turnover                                84%          29%          32%          36%          31%

---------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------

                                                  1999          1998          1997         1996           1995
                                                  ----          ----          ----         ----           ----
Net asset value, beginning of year               $23.10        $26.37        $22.61       $19.91         $17.38
                                                 ------        ------        ------       ------         ------

INCOME  FROM INVESTMENT
OPERATIONS:                                        0.14          0.14          0.08         0.14           0.26
Net investment income
Net realized and unrealized gain (loss)
  on investments                                  (0.57)        (2.38)         4.73         3.45           2.37
                                                  ------        ------         ----         ----           ----

Total income (loss) from investment               (0.43)        (2.24)         4.81         3.59           2.63
operations                                        -----         -----          ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income                         (0.15)        (0.09)        (0.13)       (0.25)         (0.05)
    Net realized gains                            --            (0.94)        (0.92)       (0.64)         (0.05)
                                                  --            ------        ------       ------         ------

Total dividends and distributions to
Shareholders                                      (0.15)        (1.03)        (1.05)       (0.89)         (0.10)
                                                  -----         -----         -----        -----          -----

Net asset value, end of year                     $22.52        $23.10        $26.37       $22.61         $19.91
                                                 ------        ------        ------       ------         ------
                                                 ------        ------        ------       ------         ------

TOTAL RETURN (1)                                  (1.8)%        (9.0)%        22.2%        18.7%          15.2%
                                                  ------        ------        -----        -----          -----
                                                  ------        ------        -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $151,290      $155,506      $110,565      $34,257        $16,004

Ratio of expenses
 to average net assets (2)                         0.89%         0.88%         0.97%        0.93% (3)      0.74% (3)

Ratio of net investment income
 to average net assets                             0.61%         0.72%         0.64%        1.03% (3)      1.75% (3)

Portfolio Turnover                                99%           51%           68%          50%            69%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                       Year Ended December 31,            For the Period
                                                           ------------------------------------------     March 1, 1995 (1)
                                                           1999         1998        1997         1996     to December 31, 1995
                                                           ----         ----        ----         ----     --------------------
Net asset value, beginning of period                      $15.43       $14.32      $13.23       $11.61         $10.00
                                                          ------       ------      ------       ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.31         0.12        0.06         0.04           0.05

Net realized and unrealized gain
  on investments and foreign currency transactions          3.78         1.78        1.79         1.70           1.83
                                                            ----         ----        ----         ----           ----

 Total income from investment operations                    4.09         1.90        1.85         1.74           1.88
                                                            ----         ----        ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From Net investment income in excess of                    (0.26)       (0.18)      (0.04)       (0.05)         (0.03)
 net investment income                                     --           --          (0.03)       --             --
From net realized gains                                    (2.70)       (0.61)      (0.69)       (0.07)         (0.24)
                                                           ------       ------      ------       ------         ------

Total dividends and distributions to shareholders          (2.96)       (0.79)      (0.76)       (0.12)         (0.27)
                                                           ------       ------      ------       ------         ------

Net asset value, end of period                            $16.56       $15.43      $14.32       $13.23         $11.61
                                                          ------       ------      ------       ------         ------
                                                          ------       ------      ------       ------         ------


TOTAL RETURN (2)                                           26.5%        13.3%       14.0%        15.0%          18.9%
                                                           -----        -----       -----        -----          -----
                                                           -----        -----       -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $43,412      $34,777     $25,874      $16,972         $2,891

Ratio of net operating expenses
 to average net assets (3)                                  1.10%        1.13%       1.19%(4)     1.42%(4)       1.25%(4)(5)

Ratio of net investment income
 to average net assets                                      0.48%        0.79%       0.45%(4)     0.81%(4)       1.02%(4)(5)

Portfolio Turnover                                         83%          55%         53%          40%            67%

---------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                            Year Ended December 31,
                                                        ----------------------------------------------------------------

                                                           1999         1998         1997         1996           1995
                                                           ----         ----         ----         ----           ----
Net asset value, beginning of year                        $43.74       $42.38       $36.21       $30.14         $20.83
                                                          ------       ------       ------       ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.56         0.60         0.34         0.43           0.42

   Net realized and unrealized gain
  on investments                                            1.47         2.40         7.45         6.31           9.02
                                                            ----         ----         ----         ----           ----

   Total income from investment
   operations                                               2.03         3.00         7.79         6.74           9.44
                                                            ----         ----         ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (0.65)       (0.33)       (0.40)       (0.41)         (0.13)
   Net realized gains                                      (1.47)       (1.31)       (1.22)       (0.26)         --
                                                           ------       ------       ------       ------
   Total dividends and distributions to shareholders
                                                           (2.12)       (1.64)       (1.62)       (0.67)         (0.13)
                                                           ------       ------       ------       ------         ------

Net asset value, end of year                              $43.65       $43.74       $42.38       $36.21         $30.14
                                                          ------       ------       ------       ------         ------
                                                          ------       ------       ------       ------         ------

TOTAL RETURN (1)                                            5.0%         7.1%        22.3%        22.8%          45.6%
                                                            ----         ----        -----        -----          -----
                                                            ----         ----        -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                      $804,467     $777,087     $466,791     $180,728        $99,188

Ratio of expenses
 to average net assets (2)                                  0.83%        0.82%        0.87%        0.84%(3)       0.66%(3)

Ratio of net investment income
 to average net assets                                      1.27%        1.74%        1.42%        1.66%(3)       1.85%(3)

Portfolio Turnover                                         50%          37%          32%          27%            22%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     For a share of beneficial interest outstanding throughout each period:

                                                                       Year Ended December 31,                      For the Period
                                                        -----------------------------------------------------  January 3, 1995 (1)
                                                            1999         1998          1997          1996     to December 31, 1995
                                                            ----         ----          ----          ----     --------------------
Net asset value, beginning of period                       $10.66       $10.51        $10.38        $10.62           $10.00
                                                           ------       ------        ------        ------            -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.49         0.53          0.57          0.55             0.60

Net realized and unrealized gain (loss) on
      investments                                           (0.66)        0.31          0.14         (0.24)            0.68
                                                            ------        ----          ----         ------            ----

Total income (loss) from investment operations              (0.17)        0.84          0.71          0.31             1.28
                                                            ------        ----          ----          ----             ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       (0.49)       (0.53)        (0.57)        (0.55)           (0.60)
Net realized gains                                           ---         (0.16)        (0.01)         ---             (0.06)
                                                                         ------        ------                         ------

Total dividends and distributions to shareholders           (0.49)       (0.69)        (0.58)        (0.55)           (0.66)
                                                            ------       ------        ------        ------           ------

Net asset value, end of period                             $10.00       $10.66        $10.51        $10.38           $10.62
                                                           ------       ------        ------        ------           ------
                                                           ------       ------        ------        ------           ------

TOTAL RETURN (2)                                            (1.6)%        8.1%          7.0%          3.0%            13.1%
                                                            ------        ----          ----          ----            -----
                                                            ------        ----          ----          ----            -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                       $9,830      $10,542        $6,983        $3,422           $1,442

Ratio of expenses
 to average net assets (3)                                   0.95%        1.00%(4)      0.93%(4)      0.96%(4)         0.75%(4)(5)

Ratio of net investment income
 to average net assets                                       4.78%        4.96%(4)      5.51%(4)      5.27%(4)         5.75%(4)(5)

Portfolio Turnover                                          69%          80%           80%           31%              65%

(1)  Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, 2.34% and 3.89%, respectively, for the year ended December 31, 1996, and 4.73% (annualized) and 1.77%, (annualized), respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



--------------------------------------------------------------------------------



     OCC ACCUMULATION TRUST



     Equity Portfolio

     Small Cap Portfolio

     Global Equity Portfolio

     Managed Portfolio

     U.S. Government Income Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):




                               Small Cap Portfolio

                                Managed Portfolio





















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE

Risk/Return Summary..........................................................3

Principal Investment Strategies..............................................7

Risks........................................................................8

Investment Policies.........................................................10

Fund Management.............................................................11

Share Price.................................................................14

Distributions and Taxes.....................................................14

Financial Highlights........................................................15

                               RISK/RETURN SUMMARY

INVESTMENT GOALS       Small Cap Portfolio...........Capital appreciation

                       Managed Portfolio.............Growth of capital over time


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $1 billion.

                                    -   The Managed Portfolio invests in common
                                        stocks, bonds and cash equivalents,
                                        allocated based on the investment
                                        adviser's judgment.


INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios. OpCap Advisors has retained Pacific Investment Management
                                    Company ("PIMCO") as sub-adviser for a
                                    portion of the assets of the Managed
                                    Portfolio.

                                    For the equity investments it manages
                                    directly, i.e., the Small Cap Portfolio and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                    -   Company financial statements

                                    -   Market share analysis
                                    -   Unit volume growth
                                    -   Barriers to entry
                                    -   Pricing policies
                                    -   Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    -   substantial and growing discretionary
                                        cash flow
                                    -   strong shareholder value-oriented
                                        management
                                    -   valuable consumer or commercial
                                        franchises
                                    -   high returns on capital
                                    -   favorable price to intrinsic value
                                        relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.

                                    PIMCO acts as the sub-adviser to the Managed
                                    Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                                    PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

                                    There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS                     If you invest in the Portfolios that invest
                                    in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                                    -  The stock market goes down
                                    -  The Portfolio's investment style (i.e.,
                                       value or growth) falls out of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                                    - For the Small Cap and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    -  Interest rates rise and the bond market
                                       goes down
                                    -  Issuers of debt instruments cannot meet
                                       their obligations
                                    -  Bond issuers' call bonds selling at a
                                       premium to their call price before the
                                       maturity date
                                    -  Loans securing mortgage-backed
                                       obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.

                                     [BAR CHART]

                                 SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%   (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

                                     [BAR CHART]

                                  MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%  45.98%     18.65%    10.39%     2.61%    45.55%    22.77%    22.29     7.12%     5.00%


During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Managed Portfolio compared to that of the Standard & Poor's Composite Index of 500 Stocks and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                      --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.


                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Small Cap and Managed Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed Portfolio invest in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

         - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

         - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

         - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

         - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

         - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

         - Euro - The effect of the Euro on international markets has not yet been determined.

         - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.


                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Small Cap and Managed Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Small Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

                Small Cap Portfolio..........................0.80%
                Managed Portfolio............................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Managed and Small Cap Portfolios.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGER

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital
                                          Management. From 1990 to 1993, he was
                                          a Generalist for Cazenove & Co.
                                          Previously Mr. Degenhart was a Special
                                          Situations Analyst at Argus Research
                                          Corp. for over three years. He has a
                                          BS degree in marketing from the
                                          University of Scranton.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.



[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.





                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                                TOTAL PORTFOLIO ASSETS - LIABILITIES
           Net Asset Value =  -----------------------------------------
                                NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                          Year ended December 31,
                                               ----------------------------------------------------------------------------

                                               1999           1998              1997            1996                 1995
                                               ----           ----              ----            ----                 ----
Net asset value, beginning of year             $23.10       $26.37            $22.61            $19.91               $17.38
                                               ------       ------            ------            ------               ------

INCOME  FROM INVESTMENT
OPERATIONS:                                    0.14           0.14              0.08              0.14                 0.26
Net investment income
Net realized and unrealized gain (loss)
   on investments                             (0.57)         (2.38)             4.73              3.45                 2.37
                                              ------         ------             ----              ----                 ----

Total income (loss) from investment           (0.43)         (2.24)             4.81              3.59                 2.63
operations                                    ------         ------             ----              ----                 ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income                    (0.15)         (0.09)            (0.13)            (0.25)               (0.05)
     Net realized gains                       ---            (0.94)            (0.92)            (0.64)               (0.05)
                                              ------         ------            ------            ------               ------

Total dividends and distributions to
Shareholders                                  (0.15)         (1.03)            (1.05)            (0.89)               (0.10)
                                              ------         ------            ------            ------               ------

Net asset value, end of year                 $22.52         $23.10            $26.37            $22.61               $19.91
                                             ------         ------            ------            ------               ------
                                             ------         ------            ------            ------               ------

TOTAL RETURN (1)                              (1.8)%         (9.0)%            22.2%             18.7%                15.2%
                                              ------         ------           ------            ------               ------
                                              ------         ------           ------            ------               ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $151,290       $155,506          $110,565           $34,257              $16,004

Ratio of expenses
  to average net assets (2)                    0.89%          0.88%             0.97%             0.93% (3)            0.74% (3)

Ratio of net investment income
  to average net assets                        0.61%          0.72%             0.64%             1.03% (3)            1.75% (3)

Portfolio Turnover                            99%            51%               68%               50%                  69%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                          Year ended December 31,
                                                   ---------------------------------------------------------------------------

                                                    1999              1998           1997              1996              1995
                                                    ----              ----           ----              ----              ----
Net asset value, beginning of year                 $43.74            $42.38         $36.21            $30.14            $20.83
                                                   ------            ------         ------            ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.56               0.60          0.34              0.43              0.42

   Net realized and unrealized gain
   on investments                                    1.47               2.40          7.45              6.31              9.02
                                                     ----               ----          ----              ----              ----

   Total income from investment
   operations                                        2.03               3.00          7.79              6.74              9.44
                                                     ----               ----          ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (0.65)            (0.33)         (0.40)            (0.41)            (0.13)
   Net realized gains                               (1.47)            (1.31)         (1.22)            (0.26)           ---
                                                    ------            ------         ------            ------
   Total dividends and distributions to
     shareholders
                                                    (2.12)            (1.64)         (1.62)            (0.67)            (0.13)

Net asset value, end of year                       $43.65            $43.74         $42.38            $36.21            $30.14
                                                   ------            ------         ------            ------            ------
                                                   ------            ------         ------            ------            ------

TOTAL RETURN (1)                                     5.0%              7.1%          22.3%             22.8%             45.6%
                                                     ----              ----          -----             -----             -----
                                                     ----              ----          -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)               $804,467          $777,087       $466,791          $180,728           $99,188

Ratio of expenses
  to average net assets (2)                          0.83%             0.82%          0.87%             0.84%(3)          0.66%(3)

Ratio of net investment income
  to average net assets                              1.27%             1.74%          1.42%             1.66%(3)          1.85%(3)

Portfolio Turnover                                  50%               37%            32%               27%               22%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.





OCC ACCUMULATION TRUST

Small Cap Portfolio

Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                               Small Cap Portfolio

                                Managed Portfolio

                        U.S. Government Income Portfolio



















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................3

Principal Investment Strategies................................................8

Risks.........................................................................10

Investment Policies...........................................................11

Fund Management...............................................................12

Share Price...................................................................16

Distributions and Taxes.......................................................16

Financial Highlights..........................................................16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS        Small Cap Portfolio.............Capital appreciation

                        Managed Portfolio...............Growth of capital over
                                                        time

                        U.S. Gov't Income Portfolio.....High current income and
                                                        protection of capital


PRINCIPAL INVESTMENT
STRATEGIES                  -  The Small Cap Portfolio invests primarily in
                               equity securities of companies with market capitalizations under $1 billion.

                            - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

                            - The U.S. Government Income Portfolio invests solely in debt obligations including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT
PHILOSOPHY                  OpCap Advisors is the investment adviser to all of
                            the Portfolios. OpCap Advisors has retained Pacific
                            Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                            For the equity investments it manages directly, i.e., the Small Cap Portfolio and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                            When selecting equity securities, OpCap Advisors believes there are two major components of value.

                            - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                            -  Price - OpCap Advisors looks for market
                               undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                            OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                            -  Company financial statements
                            -  Market share analysis
                            -  Unit volume growth
                            -  Barriers to entry
                            -  Pricing policies
                            -  Management record.

                            OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                            -  substantial and growing discretionary cash flow
                            -  strong shareholder value-oriented management
                            -  valuable consumer or commercial franchises
                            -  high returns on capital
                            -  favorable price to intrinsic value relationship.

                            In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                            There can be no assurance that OpCap Advisors will achieve its goals.

                            PIMCO acts as the sub-adviser to the Managed
                            Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                            PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS             If you invest in the Portfolios that invest in
                            equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                            -  The stock market goes down
                            - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                            - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                            - For the Small Cap and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                            - The stocks selected for growth potential do not achieve such growth.

                            If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                            -  Interest rates rise and the bond market goes down
                            - Issuers of debt instruments cannot meet their obligations
                            - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                            - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

                            The U.S. Government Income Portfolio principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, so credit risk should be low.

BAR CHART &
PERFORMANCE
TABLE
                The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                  [BAR CHART]

                               SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%    (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                                MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                        U.S. GOVERNMENT INCOME PORTFOLIO
--------------------------------------------------------------------------------
                     1996      1997      1998      1999
                     3.02%     7.04%     8.15%    (1.61)%

During the period from the inception of the U.S. Government Income Portfolio through December 31, 1999, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (1.05)% (for the quarter ended June 30, 1999).

The table below shows how the average annual returns for one year, five years and for the life of the Managed Portfolio compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000 and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                      --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

U.S. GOVERNMENT INCOME PORTFOLIO              (1.61)%                      N/A                         5.78%
--------------------------------              -------                      ---                         -----

LEHMAN INTERMEDIATE GOVERNMENT
BOND INDEX                                     0.49%                       N/A                         6.93%
----------                                     -----                       ---                         -----



                                       7

U.S. GOVERNMENT INCOME PORTFOLIO
YIELD FOR THE 30-DAY PERIOD ENDED
DECEMBER 31, 1999              5.38%
-----------------              -----

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.


                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.

MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


U.S. GOVERNMENT INCOME PORTFOLIO

Q  What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q  What is the Portfolio's investment program?

A The Portfolio invests in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

   OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of the highest quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.


                                     RISKS

Q  What are the risks of investing in the Portfolios?

A The Small Cap and Managed Portfolios invest principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invest in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

      - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

      - Euro - The effect of the Euro on international markets has not yet been determined.

      - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

      - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

      - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

      - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.



                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Small Cap and Managed and Portfolios may use the following derivative instruments:

     -  futures contracts
     -  options on futures contracts
     -  forward foreign currency contracts
     -  covered calls written on individual securities
     -  uncovered calls and puts
     -  options on stock indices.

     The Small Cap Portfolio does not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

     -  Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New
York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

         Small Cap Portfolio..........................................0.80%
         Managed Portfolio............................................0.77%
         U.S. Government Income Portfolio.............................0.60%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Managed and Small Cap Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets.


PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PORTFOLIO MANAGERS

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. Previously Mr. Degenhart was a Special Situations Analyst at Argus Research Corp. for over three years. He has a BS degree in marketing from the University of Scranton.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.


[PHOTO] Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.


                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                              TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =  -------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.


                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                   Year Ended December 31,
                                              --------------------------------------------------------------------

                                                 1999          1998          1997         1996            1995
                                                 ----          ----          ----         ----            ----
Net asset value, beginning of year              $23.10        $26.37        $22.61       $19.91          $17.38
                                                ------        ------        ------       ------          ------

INCOME  FROM INVESTMENT
OPERATIONS:                                       0.14          0.14          0.08         0.14            0.26
Net investment income
Net realized and unrealized gain (loss)
  on investments                                 (0.57)        (2.38)         4.73         3.45            2.37
                                                 ------        ------         ----         ----            ----

Total income (loss) from investment              (0.43)        (2.24)         4.81         3.59            2.63
operations

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income                        (0.15)        (0.09)        (0.13)       (0.25)          (0.05)
    Net realized gains                           ---           (0.94)        (0.92)       (0.64)          (0.05)
                                                 ---           ------        ------       ------          ------

Total dividends and distributions to
Shareholders                                     (0.15)        (1.03)        (1.05)       (0.89)          (0.10)

Net asset value, end of year                    $22.52        $23.10        $26.37       $22.61          $19.91
                                                ------        ------        ------       ------          ------
                                                ------        ------        ------       ------          ------

TOTAL RETURN (1)                                 (1.8)%        (9.0)%        22.2%        18.7%           15.2%
                                                 ------        ------        -----        -----           -----
                                                 ------        ------        -----        -----           -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)            $151,290      $155,506      $110,565      $34,257         $16,004

Ratio of expenses
 to average net assets (2)                        0.89%         0.88%         0.97%        0.93% (3)       0.74% (3)

Ratio of net investment income
 to average net assets                            0.61%         0.72%         0.64%        1.03% (3)       1.75% (3)

Portfolio Turnover                               99%           51%           68%          50%             69%

-------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                              Year Ended December 31,
                                                          -----------------------------------------------------------------
                                                             1999         1998          1997         1996           1995
                                                             ----         ----          ----         ----           ----
Net asset value, beginning of year                          $43.74       $42.38        $36.21       $30.14         $20.83
                                                            ------       ------        ------       ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.56         0.60          0.34         0.43           0.42

   Net realized and unrealized gain
  on investments                                              1.47         2.40          7.45         6.31           9.02
                                                              ----         ----          ----         ----           ----

   Total income from investment
   operations                                                 2.03         3.00          7.79         6.74           9.44
                                                              ----         ----          ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (0.65)       (0.33)        (0.40)       (0.41)         (0.13)
   Net realized gains                                        (1.47)       (1.31)        (1.22)       (0.26)         ---
                                                             ------       ------        ------       ------
   Total dividends and distributions to shareholders
                                                             (2.12)       (1.64)        (1.62)       (0.67)         (0.13)
                                                             ------       ------        ------       ------         ------

Net asset value, end of year                                $43.65       $43.74        $42.38       $36.21         $30.14
                                                            ------       ------        ------       ------         ------
                                                            ------       ------        ------       ------         ------

TOTAL RETURN (1)                                              5.0%         7.1%         22.3%        22.8%          45.6%
                                                              ----         ----         -----        -----          -----
                                                              ----         ----         -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                        $804,467     $777,087      $466,791     $180,728        $99,188

Ratio of expenses
 to average net assets (2)                                    0.83%        0.82%         0.87%        0.84%(3)       0.66%(3)

Ratio of net investment income
 to average net assets                                        1.27%        1.74%         1.42%        1.66%(3)       1.85%(3)

Portfolio Turnover                                           50%          37%           32%          27%            22%

-------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     For a share of beneficial interest outstanding throughout each period:

                                                                     Year Ended December 31,                    For the Period
                                                        -----------------------------------------------    January 3, 1995 (1)
                                                          1999         1998         1997         1996     to December 31, 1995
                                                          ----         ----         ----         ----     --------------------
Net asset value, beginning of period                     $10.66       $10.51       $10.38       $10.62           $10.00
                                                         ------       ------       ------       ------            -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.49         0.53         0.57         0.55             0.60

Net realized and unrealized gain (loss) on
      investments                                         (0.66)        0.31         0.14        (0.24)            0.68
                                                          ------        ----         ----        ------            ----

Total income (loss) from investment operations            (0.17)        0.84         0.71         0.31             1.28
                                                          ------        ----         ----         ----             ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                     (0.49)       (0.53)       (0.57)       (0.55)           (0.60)
Net realized gains                                         ---         (0.16)       (0.01)        ---             (0.06)
                                                                       ------       ------                        ------

Total dividends and distributions to shareholders         (0.49)       (0.69)       (0.58)       (0.55)           (0.66)
                                                          ------       ------       ------       ------           ------

Net asset value, end of period                           $10.00       $10.66       $10.51       $10.38           $10.62
                                                         ------       ------       ------       ------           ------
                                                         ------       ------       ------       ------           ------

TOTAL RETURN (2)                                          (1.6)%        8.1%         7.0%         3.0%            13.1%
                                                          ------        ----         ----         ----            -----
                                                          ------        ----         ----         ----            -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                     $9,830      $10,542       $6,983       $3,422           $1,442

Ratio of expenses
 to average net assets (3)                                 0.95%        1.00%(4)     0.93%(4)     0.96%(4)         0.75%(4)(5)

Ratio of net investment income
 to average net assets                                     4.78%        4.96%(4)     5.51%(4)     5.27%(4)         5.75%(4)(5)

Portfolio Turnover                                        69%          80%          80%          31%              65%

------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, 2.34% and 3.89%, respectively, for the year ended December 31, 1996, and 4.73% (annualized) and 1.77%, (annualized), respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



--------------------------------------------------------------------------------



     OCC ACCUMULATION TRUST


     Small Cap Portfolio

     Managed Portfolio

     U.S. Government Income Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):




                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio





















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................3

Principal Investment Strategies................................................8

Risks.........................................................................10

Investment Policies...........................................................12

Fund Management...............................................................13

Share Price...................................................................16

Distributions and Taxes.......................................................16

Financial Highlights..........................................................17

                               RISK/RETURN SUMMARY

INVESTMENT GOALS      Small Cap Portfolio.............Capital appreciation

                      Global Equity Portfolio.........Long term capital
                                                      appreciation

                      Managed Portfolio...............Growth of capital over
                                                      time


PRINCIPAL INVESTMENT
STRATEGIES                  -  The Small Cap Portfolio invests primarily in
                               equity securities of companies with market capitalizations under $1 billion.

                            - The Global Equity Portfolio invests primarily in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

                            - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.


INVESTMENT
PHILOSOPHY                  OpCap Advisors is the investment adviser to all of
                            the Portfolios. OpCap Advisors has retained Pacific
                            Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                            For the equity investments it manages directly, i.e., the Small Cap and Global Equity Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                            When selecting equity securities, OpCap Advisors believes there are two major components of value.

                            - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                            -  Price - OpCap Advisors looks for market
                               undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                            OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                            -  Company financial statements
                            -  Market share analysis
                            -  Unit volume growth
                            -  Barriers to entry
                            -  Pricing policies
                            -  Management record.

                            OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                            -  substantial and growing discretionary cash flow
                            -  strong shareholder value-oriented management
                            -  valuable consumer or commercial franchises
                            -  high returns on capital
                            -  favorable price to intrinsic value relationship.

                            In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                            There can be no assurance that OpCap Advisors will achieve its goals.

                            PIMCO acts as the sub-adviser to the Managed
                            Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                            PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS             If you invest in the Portfolios that invest in
                            equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                            -  The stock market goes down
                            - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                            - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                            - For the Small Cap, Global Equity and Managed Portfolios, the market undervalues the stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                            - The stocks selected for growth potential do not achieve such growth.

                            If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                            -  Interest rates rise and the bond market goes down
                            - Issuers of debt instruments cannot meet their obligations
                            - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                            - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                  [BAR CHART]

                               SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%    (9.03)%    (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                                  GLOBAL EQUITY
--------------------------------------------------------------------------------
                     1996      1997      1998      1999
                    15.02%    14.02%    13.29%    26.53%

During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

                                  [BAR CHART]

                                MANAGED PORTFOLIO
--------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Managed Portfolio compared to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000 and how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                        --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

GLOBAL EQUITY PORTFOLIO                       26.53%                       N/A                        18.06%
-----------------------                       ------                       ---                        ------

MSCI WORLD INDEX                              24.93%                       N/A                        20.50%
----------------                              ------                       ---                        ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Small Cap and Managed Portfolios immediately after the transaction were $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Small Cap and Managed Portfolios, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.


                         PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


GLOBAL EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q  What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


                                      RISKS

Q  What are the risks of investing in the Portfolios?

A The Small Cap, Global Equity and Managed Portfolios invest principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invest in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

     - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Euro - The effect of the Euro on international markets has not yet been determined.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

     -   more volatility

     -   less liquidity

     -   greater risk of issuer default or insolvency.


                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Small Cap, Global Equity and Managed Portfolios may use the following derivative instruments:

    -  futures contracts
    -  options on futures contracts
    -  forward foreign currency contracts
    -  covered calls written on individual securities
    -  uncovered calls and puts
    -  options on stock indices.

   The Small Cap and Global Equity Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

    -  Its investment adviser uses a derivative instrument at the wrong time
    - The prices of a Portfolio's futures or options positions are not correlated with its other investments
    -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial

   Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New
York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and

Hypo Vereinsbank. These entities, as well as certain broker- dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

         Small Cap Portfolio......................................0.80%
         Global Equity Portfolio..................................0.80%
         Managed Portfolio........................................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Global Equity, Managed and Small Cap Portfolios.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. Previously Mr. Degenhart was a Special Situations Analyst at Argus Research Corp. for over three years. He has a BS degree in marketing from the University of Scranton.


[PHOTO] Elisa A. Mazen, Senior Vice President, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is primarily responsible for European research within the firm's global effort. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/ Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/ finance from Douglass College, Rutgers University in 1983.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.


[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.



                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                              TOTAL PORTFOLIO ASSETS - LIABILITIES
         Net Asset Value =  -------------------------------------------
                              NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                    Year Ended December 31,
                                               ------------------------------------------------------------------

                                                  1999          1998          1997         1996           1995
                                                  ----          ----          ----         ----           ----
Net asset value, beginning of year               $23.10        $26.37        $22.61       $19.91         $17.38
                                                 ------        ------        ------       ------         ------

INCOME  FROM INVESTMENT
OPERATIONS:                                        0.14          0.14          0.08         0.14           0.26
Net investment income
Net realized and unrealized gain (loss)
  on investments                                  (0.57)        (2.38)         4.73         3.45           2.37
                                                  ------        ------         ----         ----           ----

Total income (loss) from investment               (0.43)        (2.24)         4.81         3.59           2.63
operations                                        ------        ------         ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income                         (0.15)        (0.09)        (0.13)       (0.25)         (0.05)
    Net realized gains                            ---           (0.94)        (0.92)       (0.64)         (0.05)
                                                  ---           ------        ------       ------         ------

Total dividends and distributions to
Shareholders                                      (0.15)        (1.03)        (1.05)       (0.89)         (0.10)


Net asset value, end of year                     $22.52        $23.10        $26.37       $22.61         $19.91
                                                 ------        ------        ------       ------         ------
                                                 ------        ------        ------       ------         ------

TOTAL RETURN (1)                                  (1.8)%        (9.0)%        22.2%        18.7%          15.2%
                                                  ------        ------        -----        -----          -----
                                                  ------        ------        -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $151,290      $155,506      $110,565      $34,257        $16,004

Ratio of expenses
 to average net assets (2)                         0.89%         0.88%         0.97%        0.93%(3)       0.74%(3)

Ratio of net investment income
 to average net assets                             0.61%         0.72%         0.64%        1.03%(3)       1.75%(3)

Portfolio Turnover                                99%           51%           68%          50%            69%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                     Year Ended December 31,              For the Period
                                                        -----------------------------------------------   March 1, 1995 (1)
                                                          1999         1998        1997            1996   to December 31, 1995
                                                          ----         ----        ----            ----   --------------------
Net asset value, beginning of period                     $15.43       $14.32      $13.23          $11.61         $10.00
                                                         ------       ------      ------          ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.31         0.12        0.06            0.04           0.05

Net realized and unrealized gain
  on investments and foreign currency transactions         3.78         1.78        1.79            1.70           1.83
                                                           ----         ----        ----            ----           ----

 Total income from investment operations                   4.09         1.90        1.85            1.74           1.88
                                                           ----         ----        ----            ----           ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From Net investment income in excess of                   (0.26)       (0.18)      (0.04)          (0.05)         (0.03)
 net investment income                                    --           --          (0.03)          --             --
From net realized gains                                   (2.70)       (0.61)      (0.69)          (0.07)         (0.24)
                                                          ------       ------      ------          ------         ------

Total dividends and distributions to shareholders         (2.96)       (0.79)      (0.76)          (0.12)         (0.27)
                                                          ------       ------      ------          ------         ------

Net asset value, end of period                           $16.56       $15.43      $14.32          $13.23         $11.61
                                                         ------       ------      ------          ------         ------
                                                         ------       ------      ------          ------         ------


TOTAL RETURN (2)                                          26.5%        13.3%       14.0%           15.0%          18.9%
                                                          -----        -----       -----           -----          -----
                                                          -----        -----       -----           -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $43,412      $34,777     $25,874         $16,972         $2,891

Ratio of net operating expenses
 to average net assets (3)                                 1.10%        1.13%       1.19%(4)        1.42%(4)       1.25%(4)(5)

Ratio of net investment income
 to average net assets                                     0.48%        0.79%       0.45%(4)        0.81%(4)       1.02%(4)(5)

Portfolio Turnover                                        83%          55%         53%             40%            67%

---------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                              Year Ended December 31,
                                                           ----------------------------------------------------------------

                                                              1999         1998         1997         1996           1995
                                                              ----         ----         ----         ----           ----
Net asset value, beginning of year                           $43.74       $42.38       $36.21       $30.14         $20.83
                                                             ------       ------       ------       ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       0.56         0.60         0.34         0.43           0.42

   Net realized and unrealized gain
  on investments                                               1.47         2.40         7.45         6.31           9.02
                                                               ----         ----         ----         ----           ----

   Total income from investment
   operations                                                  2.03         3.00         7.79         6.74           9.44
                                                               ----         ----         ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (0.65)       (0.33)       (0.40)       (0.41)         (0.13)
   Net realized gains                                         (1.47)       (1.31)       (1.22)       (0.26)         ---
                                                              ------       ------       ------       ------
   Total dividends and distributions to shareholders
                                                              (2.12)       (1.64)       (1.62)       (0.67)         (0.13)
                                                              ------       ------       ------       ------         ------

Net asset value, end of year                                 $43.65       $43.74       $42.38       $36.21         $30.14
                                                             ------       ------       ------       ------         ------
                                                             ------       ------       ------       ------         ------

TOTAL RETURN (1)                                               5.0%         7.1%        22.3%        22.8%          45.6%
                                                               ----         ----        -----        -----          -----
                                                               ----         ----        -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                         $804,467     $777,087     $466,791     $180,728        $99,188

Ratio of expenses
 to average net assets (2)                                     0.83%        0.82%        0.87%        0.84%(3)       0.66%(3)

Ratio of net investment income
 to average net assets                                         1.27%        1.74%        1.42%        1.66%(3)       1.85%(3)

Portfolio Turnover                                            50%          37%          32%          27%            22%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



--------------------------------------------------------------------------------



     OCC ACCUMULATION TRUST

     Small Cap Portfolio

     Global Equity Portfolio

     Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                                Equity Portfolio

                               Small Cap Portfolio

                                Managed Portfolio




















Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                  PAGE

Risk/Return Summary.................................................3

Principal Investment Strategies.....................................8

Risks..............................................................10

Investment Policies................................................11

Fund Management....................................................12

Share Price........................................................16

Distributions and Taxes............................................16

Financial Highlights...............................................16

                               RISK/RETURN SUMMARY

INVESTMENT GOALS      Equity Portfolio............Long term capital appreciation

                      Small Cap Portfolio.........Capital appreciation

                      Managed Portfolio...........Growth of capital over time


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Equity Portfolio invests primarily
                                        in equity securities listed on the New
                                        York Stock Exchange.

                                    -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $1 billion.

                                    -   The Managed Portfolio invests in common
                                        stocks, bonds and cash equivalents,
                                        allocated based on the investment
                                        adviser's judgment.

INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios. OpCap Advisors has retained Pacific Investment Management
                                    Company ("PIMCO") as sub-adviser for a
                                    portion of the assets of the Managed
                                    Portfolio.

                                    For the equity investments it manages
                                    directly, i.e., the Equity and Small Cap
                                    Portfolios and the portion of the assets of the Managed Portfolio not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select
                                    securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                    -   Company financial statements
                                    -   Market share analysis
                                    -   Unit volume growth
                                    -   Barriers to entry
                                    -   Pricing policies
                                    -   Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    -   substantial and growing discretionary
                                        cash flow
                                    -   strong shareholder value-oriented
                                        management
                                    -   valuable consumer or commercial
                                        franchises
                                    -   high returns on capital
                                    -   favorable price to intrinsic value
                                        relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.

                                    PIMCO acts as the sub-adviser to the Managed
                                    Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                                    PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS                     If you invest in the Portfolios that invest
                                    in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                                    -  The stock market goes down
                                    -  The Portfolio's investment style (i.e.,
                                       value or growth) falls out of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                                    -  For the Equity, Small Cap and Managed
                                       Portfolios, the market undervalues the
                                       stocks held for longer than expected, or the stocks purchased turn out not to be undervalued
                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    -  Interest rates rise and the bond market
                                       goes down
                                    -  Issuers of debt instruments cannot meet
                                       their obligations
                                    -  Bond issuers' call bonds selling at a
                                       premium to their call price before the
                                       maturity date
                                    -  Loans securing mortgage-backed
                                       obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                       [BAR CHART]

                                    EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(2.22)%   31.22%    17.90%    7.85%     3.81%     38.85%    23.36%    26.63%    11.86%    2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).


                                       [BAR CHART]

                                    SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%   21.49%     19.51%   (1.01)%    15.23%    18.72%    22.24%    (9.03)%   (1.80)%


During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).

                                       [BAR CHART]

                                       MANAGED PORTFOLIO
-------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%    7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                      --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------


*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755,

$139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

     The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Equity, Small Cap and Managed Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed Portfolio invest in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

         - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

         - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

         - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

         - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

         - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

         - Euro - The effect of the Euro on international markets has not yet been determined.

         - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

         - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

         - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

         - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.


                               INVESTMENT POLICIES

Q   Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Equity, Small Cap and Managed Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Equity and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

                Equity Portfolio....................................0.80%
                Small Cap Portfolio.................................0.80%
                Managed Portfolio...................................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Managed and Small Cap Portfolios.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS
[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital
                                          Management. From 1990 to 1993, he was
                                          a Generalist for Cazenove & Co.
                                          Previously Mr. Degenhart was a Special
                                          Situations Analyst at Argus Research
                                          Corp. for over three years. He has a
                                          BS degree in marketing from the
                                          University of Scranton.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.




[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

        Net Asset Value =    TOTAL PORTFOLIO ASSETS - LIABILITIES
                             -------------------------------------------
                             NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                                           Year Ended December 31,
                                                ------------------------------------------------------------------------------
                                                1999              1998              1997              1996              1995
                                                ----              ----              ----              ----              ----
Net asset value, beginning of year              $38.70            $36.52            $30.07            $25.05            $18.12
                                                ------            ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25              0.39              0.39              0.21              0.31
Net realized and unrealized gain
on investments                                    0.62              3.84              7.34              5.52              6.71
                                                  ----              ----              ----              ----              ----

Total income from
investment operations                             0.87              4.23              7.73              5.73              7.02
                                                  ----              ----              ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                            (0.36)            (0.39)            (0.28)            (0.24)            (0.09)
Net realized gains                               (1.65)            (1.66)            (1.00)            (0.47)             --
                                                 ------            ------            ------            ------

Total dividends and distributions to
shareholders                                     (2.01)            (2.05)            (1.28)            (0.71)            (0.09)
                                                 ------            ------            ------            ------            ------

Net asset value, end of year                    $37.56            $38.70            $36.52            $30.07            $25.05
                                                ------            ------            ------            ------            ------
                                                ------            ------            ------            ------            ------


TOTAL RETURN (1)                                  2.5%             11.9%             26.6%             23.4%             38.9%
                                                  ----             -----             -----             -----             -----
                                                  ----             -----             -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)             $70,512           $48,711           $28,820           $19,843            $9,036

Ratio of expenses to
average net assets (2)                            0.91%             0.94%             0.99%             0.93%(3)          0.72%(3)

Ratio of net investment income to
average net assets                                0.86%             1.36%             1.25%             1.29%(3)          1.74%(3)

Portfolio Turnover                               84%               29%               32%               36%               31%

------------------------------------------------

(1)   Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                        Year Ended December 31,
                                               ---------------------------------------------------------------------------
                                               1999           1998              1997            1996                 1995
                                               ----           ----              ----            ----                 ----
Net asset value, beginning of year             $23.10       $26.37            $22.61            $19.91               $17.38
                                               ------       ------            ------            ------               ------

INCOME  FROM INVESTMENT
OPERATIONS:                                    0.14           0.14              0.08              0.14                 0.26
Net investment income
Net realized and unrealized gain (loss)
   on investments                             (0.57)         (2.38)             4.73              3.45                 2.37
                                              ------         ------             ----              ----                 ----

Total income (loss) from investment           (0.43)         (2.24)             4.81              3.59                 2.63
                                              ------         ------             ----              ----                 ----
operations

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income                    (0.15)         (0.09)            (0.13)            (0.25)               (0.05)
     Net realized gains                      ---             (0.94)            (0.92)            (0.64)               (0.05)
                                             ---             ------            ------            ------               ------

Total dividends and distributions to
Shareholders                                  (0.15)         (1.03)            (1.05)            (0.89)               (0.10)
                                              ------         ------            ------            ------               ------

Net asset value, end of year                 $22.52         $23.10            $26.37            $22.61               $19.91
                                             ------         ------            ------            ------               ------
                                             ------         ------            ------            ------               ------

TOTAL RETURN (1)                              (1.8)%         (9.0)%            22.2%             18.7%                15.2%
                                              ------         ------            -----             -----                -----
                                              ------         ------            -----             -----                -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $151,290       $155,506          $110,565           $34,257              $16,004

Ratio of expenses
  to average net assets (2)                    0.89%          0.88%             0.97%             0.93% (3)            0.74% (3)

Ratio of net investment income
  to average net assets                        0.61%          0.72%             0.64%             1.03% (3)            1.75% (3)

Portfolio Turnover                            99%            51%               68%               50%                  69%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                             Year ended December 31,
                                                   ---------------------------------------------------------------------------
Net asset value, beginning of year                 $43.74            $42.38         $36.21            $30.14            $20.83
                                                   ------            ------         ------            ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.56               0.60          0.34              0.43              0.42

   Net realized and unrealized gain
   on investments                                    1.47               2.40          7.45              6.31              9.02
                                                     ----               ----          ----              ----              ----

   Total income from investment
   operations                                        2.03               3.00          7.79              6.74              9.44
                                                     ----               ----          ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (0.65)            (0.33)         (0.40)            (0.41)            (0.13)
   Net realized gains                               (1.47)            (1.31)         (1.22)            (0.26)           ---
                                                    ------            ------         ------            ------
   Total dividends and distributions to shareholders
                                                    (2.12)            (1.64)         (1.62)            (0.67)            (0.13)
                                                    ------            ------         ------            ------            ------

Net asset value, end of year                       $43.65            $43.74         $42.38            $36.21            $30.14
                                                   ------            ------         ------            ------            ------
                                                   ------            ------         ------            ------            ------

TOTAL RETURN (1)                                     5.0%              7.1%          22.3%             22.8%             45.6%
                                                     ----              ----          -----             -----             -----
                                                     ----              ----          -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)               $804,467          $777,087       $466,791          $180,728           $99,188

Ratio of expenses
  to average net assets (2)                          0.83%             0.82%          0.87%             0.84%(3)          0.66%(3)

Ratio of net investment income
  to average net assets                              1.27%             1.74%          1.42%             1.66%(3)          1.85%(3)

Portfolio Turnover                                  50%               37%            32%               27%               22%

------------------------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.





OCC ACCUMULATION TRUST



Equity Portfolio

Managed Portfolio

Small Cap Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):



                                Equity Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                                Managed Portfolio







Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................3

Principal Investment Strategies................................................8

Risks.........................................................................11

Investment Policies...........................................................12

Fund Management...............................................................13

Share Price...................................................................17

Distributions and Taxes.......................................................17

Financial Highlights..........................................................17

                               RISK/RETURN SUMMARY

INVESTMENT GOALS      Equity Portfolio...............Long term capital
                                                     appreciation

                      Mid Cap Portfolio..............Long term capital
                                                     appreciation

                      Small Cap Portfolio............Capital appreciation

                      Managed Portfolio..............Growth of capital over time


PRINCIPAL INVESTMENT
STRATEGIES                  -  The Equity Portfolio invests primarily in equity
                               securities listed on the New York Stock Exchange.

                            - The Mid Cap Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion.

                            - The Small Cap Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion.

                            - The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.

INVESTMENT
PHILOSOPHY                  OpCap Advisors is the investment adviser to all of
                            the Portfolios. OpCap Advisors has retained Pacific
                            Investment Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed Portfolio.

                            For the equity investments it manages directly, i.e., the Equity, Mid Cap and Small Cap Portfolios and the portion of the assets of the Managed Portfolios not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                            When selecting equity securities, OpCap Advisors believes there are two major components of value.

                            - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                            -  Price - OpCap Advisors looks for market
                               undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                            OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                            -  Company financial statements
                            -  Market share analysis
                            -  Unit volume growth
                            -  Barriers to entry
                            -  Pricing policies
                            -  Management record.

                            OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                            -  substantial and growing discretionary cash flow
                            -  strong shareholder value-oriented management
                            -  valuable consumer or commercial franchises
                            -  high returns on capital
                            -  favorable price to intrinsic value relationship.

                            In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                            There can be no assurance that OpCap Advisors will achieve its goals.

                            PIMCO acts as the sub-adviser to the Managed
                            Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                            PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS             If you invest in the Portfolios that invest in
                            equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                            -  The stock market goes down
                            - The Portfolio's investment style (i.e., value or growth) falls out of favor with the stock market
                            - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid
                            -  For the Equity, Mid Cap, Small Cap and Managed
                               Portfolios, the market undervalues the stocks
                               held for longer than expected, or the stocks purchased turn out not to be undervalued
                            - The stocks selected for growth potential do not achieve such growth.

                            If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                            -  Interest rates rise and the bond market goes down
                            - Issuers of debt instruments cannot meet their obligations
                            - Bond issuers' call bonds selling at a premium to their call price before the maturity date
                            - Loans securing mortgage-backed obligations prepay principal more rapidly than expected. The Portfolios may have to reinvest these prepayments at lower rates.

BAR CHART &
PERFORMANCE
TABLE
                 The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio.

                 The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.


                                  [BAR CHART]

                                EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(2.22)%   31.22%    17.90%     7.85%     3.81%    38.85%    23.36%    26.63%    11.86%     2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).


                                  [BAR CHART]

                               MID CAP PORTFOLIO
--------------------------------------------------------------------------------
                                      1999
                                     21.63%

During the period from the inception of the Mid Cap Portfolio through December 31, 1999, the highest quarterly return was 23.78% (for the quarter ended December 31, 1999) and the lowest quarterly return was (17.87)% (for the quarter ended September 30, 1998).

                                  [BAR CHART]

                              SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(9.76)%   48.12%    21.49%    19.51%    (1.01)%   15.23%    18.72%    22.24%    (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


                                  [BAR CHART]

                                MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
(3.63)%   45.98%    18.65%    10.39%     2.61%    45.55%    22.77%    22.29%     7.12%     5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for one year and for the life of the Mid Cap Portfolio compare to those of the Wilshire 750 Mid Cap Index and how the average annual returns for the Small Cap Portfolio compare to the Russell 2000. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                      --------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.83)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

MID CAP PORTFOLIO                             21.63%                       N/A                         9.96%
-----------------                             ------                       ---                         -----

WILSHIRE 750 MID CAP INDEX                    26.63%                       N/A                        16.29%
--------------------------                    ------                       ---                        ------

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

   The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


MID CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A  Long term capital appreciation.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts than are large cap companies. Institutional investors may not want to hold large positions in mid cap companies. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q  What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q  What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.


MANAGED PORTFOLIO

Q  What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q  What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q  What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

                                     RISKS

Q  What are the risks of investing in the Portfolios?

A The Equity, Mid Cap, Small Cap and Managed Portfolios invest principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

   ASSET ALLOCATION RISK - The Managed Portfolio invest in a mix of equity and fixed income securities. The portfolio manager of the Managed Portfolio can make the wrong allocation decisions.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

      - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

      - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

      - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

      - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

      - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

      - Euro - The effect of the Euro on international markets has not yet been determined.

      - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

      - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

      - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

      - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.


                               INVESTMENT POLICIES

Q  Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolios use derivative instruments?

A Yes. The Equity, Mid Cap, Small Cap and Managed Portfolios may use the following derivative instruments:

     -  futures contracts
     -  options on futures contracts
     -  forward foreign currency contracts
     -  covered calls written on individual securities
     -  uncovered calls and puts
     -  options on stock indices.

     The Equity, Mid Cap and Small Cap Portfolios do not expect to use derivative instruments significantly, if at all. The Managed Portfolio will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of a Portfolio if :

     -  Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -  A Portfolio cannot close out a position because of an illiquid market.

Q  Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q  Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.


                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New
York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers." Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

       Equity Portfolio...........................................0.80%
       Mid Cap Portfolio..........................................0.10%
       Small Cap Portfolio........................................0.80%
       Managed Portfolio..........................................0.77%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

OpCap Advisors waived a portion of its fees from the MidCap Portfolio for the fiscal year ended December 31, 1999. Absent such waiver the advisory fee for the MidCap Portfolio would have been 0.80% of the average daily net assets of the Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Managed, Small Cap and Mid Cap Portfolios.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.


PORTFOLIO MANAGERS

[PHOTO] Louis Goldstein has been the portfolio manager of the Mid Cap Portfolio since its inception. Mr. Goldstein, a Senior Vice President of Oppenheimer Capital, joined Oppenheimer Capital in 1991. He earned a BS Summa Cum Laude and a MBA in Finance with honors from the Wharton School of Business.

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. Previously Mr. Degenhart was a Special Situations Analyst at Argus Research Corp. for over three years. He has a BS degree in marketing from the University of Scranton.


[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has been a portfolio manager of the Managed Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration.


[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                               TOTAL PORTFOLIO ASSETS - LIABILITIES
          Net Asset Value =  -------------------------------------------
                               NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table for the fiscal periods ended on or before December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolio's financial statements, is included in the Fund's SAI, which is available upon request. The information in the financial highlights table for the year ended on December 31, 1999, along with the corresponding Portfolios' financial statements are audited. The interim financial statements are included in the Fund's SAI.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                                  Year Ended December 31,
                                              ---------------------------------------------------------------

                                                 1999         1998         1997         1996          1995
                                                 ----         ----         ----         ----          ----
Net asset value, beginning of year              $38.70       $36.52       $30.07       $25.05        $18.12
                                                ------       ------       ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25         0.39         0.39         0.21          0.31
Net realized and unrealized gain
on investments                                    0.62         3.84         7.34         5.52          6.71
                                                  ----         ----         ----         ----          ----

Total income from
investment operations                             0.87         4.23         7.73         5.73          7.02
                                                  ----         ----         ----         ----          ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                            (0.36)       (0.39)       (0.28)       (0.24)        (0.09)
Net realized gains                               (1.65)       (1.66)       (1.00)       (0.47)         --
                                                 ------       ------       ------       ------

Total dividends and distributions to
shareholders                                     (2.01)       (2.05)       (1.28)       (0.71)        (0.09)
                                                 ------       ------       ------       ------        ------

Net asset value, end of year                    $37.56       $38.70       $36.52       $30.07        $25.05
                                                ------       ------       ------       ------        ------
                                                ------       ------       ------       ------        ------


TOTAL RETURN (1)                                  2.5%        11.9%        26.6%        23.4%         38.9%
                                                  ----        -----        -----        -----         -----
                                                  ----        -----        -----        -----         -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)             $70,512      $48,711      $28,820      $19,843        $9,036

Ratio of expenses to
average net assets (2)                            0.91%        0.94%        0.99%        0.93%(3)      0.72%(3)

Ratio of net investment income to
average net assets                                0.86%        1.36%        1.25%        1.29%(3)      1.74%(3)

Portfolio Turnover                               84%          29%          32%          36%           31%

---------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                    For the Year                   For the Period
                                                                       Ended                  February 9, 1998 (1) to
                                                                 December 31, 1999               December 31, 1998
                                                                 -----------------               -----------------
Net asset value, beginning of period                                     $9.79                         $10.00
                                                                         -----                         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.05                           0.05
Net realized and unrealized gain (loss) on
investments                                                               2.07                          (0.21)
                                                                          ----                          ------

Total income (loss) from investment operations                            2.12                          (0.16)
                                                                          ----                          ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                    (0.05)                         (0.05)
Net realized gains                                                       (0.23)                           --
                                                                         ------

Total dividends and distributions to shareholders                        (0.28)                         (0.05)
                                                                         ------                         ------

Net asset value, end of period                                          $11.63                          $9.79
                                                                        ------                          -----

TOTAL RETURN (2)                                                         21.6%                          (1.6)%
                                                                         -----                          ------
                                                                         -----                          ------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                    $5,382                         $1,885

Ratio of expenses to
average net assets (4)(5)                                                 1.03%                          1.05% (3)

Ratio of net investment income to
average net assets (4)(5)                                                 0.62%                          0.78% (3)

Portfolio Turnover                                                      108%                            38%

---------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized
(4)  Inclusive of expenses offset by earnings credits from custodian bank.
(5) During the fiscal periods indicated above, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.70% and (0.05)%, respectively for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                 Year Ended December 31,
                                             ------------------------------------------------------------------

                                                1999          1998          1997         1996           1995
                                                ----          ----          ----         ----           ----
Net asset value, beginning of year             $23.10        $26.37        $22.61       $19.91         $17.38
                                               ------        ------        ------       ------         ------

INCOME  FROM INVESTMENT
OPERATIONS:                                      0.14          0.14          0.08         0.14           0.26
Net investment income
Net realized and unrealized gain (loss)
  on investments                                (0.57)        (2.38)         4.73         3.45           2.37
                                                ------        ------         ----         ----           ----

Total income (loss) from investment             (0.43)        (2.24)         4.81         3.59           2.63
operations                                      ------        ------         ----         ----           ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income                       (0.15)        (0.09)        (0.13)       (0.25)         (0.05)
    Net realized gains                          ---           (0.94)        (0.92)       (0.64)         (0.05)
                                                ---           ------        ------       ------         ------

Total dividends and distributions to
Shareholders                                    (0.15)        (1.03)        (1.05)       (0.89)         (0.10)
                                                ------        ------        ------       ------         ------

Net asset value, end of year                   $22.52        $23.10        $26.37       $22.61         $19.91
                                               ------        ------        ------       ------         ------
                                               ------        ------        ------       ------         ------

TOTAL RETURN (1)                                (1.8)%        (9.0)%        22.2%        18.7%          15.2%
                                                ------        ------        -----        -----          -----
                                                ------        ------        -----        -----          -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)           $151,290      $155,506      $110,565      $34,257        $16,004

Ratio of expenses
 to average net assets (2)                       0.89%         0.88%         0.97%        0.93%(3)       0.74%(3)

Ratio of net investment income
 to average net assets                           0.61%         0.72%         0.64%        1.03%(3)       1.75%(3)

Portfolio Turnover                              99%           51%           68%          50%            69%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                               Year Ended December 31,
                                                         ------------------------------------------------------------------

                                                               1999         1998         1997         1996         1995
                                                               ----         ----         ----         ----         ----
Net asset value, beginning of year                            $43.74       $42.38       $36.21       $30.14       $20.83
                                                              ------       ------       ------       ------       ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.56         0.60         0.34         0.43         0.42

   Net realized and unrealized gain
  on investments                                                1.47         2.40         7.45         6.31         9.02
                                                                ----         ----         ----         ----         ----

   Total income from investment
   operations                                                   2.03         3.00         7.79         6.74         9.44
                                                                ----         ----         ----         ----         ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (0.65)       (0.33)       (0.40)       (0.41)       (0.13)
   Net realized gains                                          (1.47)       (1.31)       (1.22)       (0.26)       ---
                                                               ------       ------       ------       ------
   Total dividends and distributions to shareholders
                                                               (2.12)       (1.64)       (1.62)       (0.67)       (0.13)
                                                               ------       ------       ------       ------       ------

Net asset value, end of year                                  $43.65       $43.74       $42.38       $36.21       $30.14
                                                              ------       ------       ------       ------       ------
                                                              ------       ------       ------       ------       ------

TOTAL RETURN (1)                                                5.0%         7.1%        22.3%        22.8%        45.6%
                                                                ----         ----        -----        -----        -----
                                                                ----         ----        -----        -----        -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)                          $804,467     $777,087     $466,791     $180,728      $99,188

Ratio of expenses
 to average net assets (2)                                      0.83%        0.82%        0.87%        0.84%(3)     0.66%(3)

Ratio of net investment income
 to average net assets                                          1.27%        1.74%        1.42%        1.66%(3)     1.85%(3)

Portfolio Turnover                                             50%          37%          32%          27%          22%

---------------------------

(1) Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



--------------------------------------------------------------------------------



     OCC ACCUMULATION TRUST

     Equity Portfolio

     Mid Cap Portfolio

     Small Cap Portfolio

     Managed Portfolio

                             OCC ACCUMULATION TRUST
                             Prospectus May 1, 2000

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolios (the "Portfolios"):

                                Equity Portfolio

                            Blended Equity Portfolio

                           Large Cap Growth Portfolio

                           Small Cap Growth Portfolio

                                Target Portfolio

                                Mid Cap Portfolio

                               Small Cap Portfolio

                             Global Equity Portfolio

                                Managed Portfolio

                               Balanced Portfolio

                        U.S. Government Income Portfolio




Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved any Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                       PAGE

Risk/Return Summary......................................................3

Principal Investment Strategies.........................................12

Risks...................................................................18

Investment Policies.....................................................20

Fund Management.........................................................21

Share Price.............................................................26

Distributions and Taxes.................................................26

Financial Highlights....................................................26

                                       RISK/RETURN SUMMARY

INVESTMENT GOALS             Equity Portfolio.........................Long term capital appreciation

                             Blended Equity Portfolio.................Long term capital appreciation

                             Large Cap Growth Portfolio...............Long term capital appreciation

                             Small Cap Growth Portfolio...............Capital appreciation

                             Target Portfolio.........................Capital appreciation

                             Mid Cap Portfolio........................Long term capital appreciation

                             Small Cap Portfolio......................Capital appreciation

                             Global Equity Portfolio..................Long term capital appreciation

                             Managed Portfolio........................Growth of capital over time

                             Balanced Portfolio.......................Growth of capital and investment income

                             U.S. Gov't Income Portfolio..............High current income and protection of capital


PRINCIPAL INVESTMENT
STRATEGIES                          -   The Equity Portfolio  invests  primarily
                                        in equity securities listed on the New
                                        York Stock Exchange.

                                    -   The Blended Equity Portfolio invests
                                        generally in equity securities of
                                        companies with market capitalizations of at least $5 billion that the sub-adviser believes offer growth opportunities and in equity securities of companies with market capitalizations of more than $2 billion that the investment adviser believes are undervalued relative to their industry group.

                                    -   The Large Cap Growth Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations of at least $5 billion.

                                    -   The Small Cap Growth Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $2 billion.

                                    -   The Target Portfolio invests primarily
                                        in equity securities of companies with
                                        market capitalizations between $1
                                        billion and $10 billion.

                                    -   The Mid Cap Portfolio invests primarily
                                        in equity securities of companies with
                                        market capitalizations between $500
                                        million and $5 billion.

                                    -   The Small Cap Portfolio invests
                                        primarily in equity securities of
                                        companies with market capitalizations
                                        under $1 billion.

                                    -   The Global Equity Portfolio invests
                                        primarily in equity securities on a
                                        worldwide basis and may invest in  U.S.
                                        or foreign fixed income securities.

                                    -   The Managed Portfolio invests in common
                                        stocks, bonds and cash equivalents,
                                        allocated based on the investment
                                        adviser's judgment.

                                    - The Balanced Portfolio invests in common stocks, preferred stocks, securities convertible into common stock and debt securities.

                                    -   The U.S. Government Income Portfolio
                                        invests solely in debt obligations
                                        including mortgage-backed securities
                                        issued or guaranteed by the U.S.
                                        government, its agencies or
                                        instrumentalities.

INVESTMENT
PHILOSOPHY                          OpCap Advisors is the investment adviser to
                                    all of the Portfolios. OpCap Advisors has retained PIMCO Equity Advisors, a division of PIMCO Advisors L.P. ("PIMCO Equity
                                    Advisors"), as sub-adviser to the Large Cap
                                    Growth, Small Cap Growth, and Target
                                    Portfolios, and for a portion of the assets of the Blended Equity Portfolio. OpCap
                                    Advisors has retained Pacific Investment
                                    Management Company ("PIMCO") as sub-adviser for a portion of the assets of the Managed
                                    Portfolio.

                                    For the equity investments it manages
                                    directly, i.e., the Equity, Mid Cap, Small
                                    Cap, Global Equity and Balanced Portfolios and the portion of the assets of the Blended Equity and Managed Portfolios not sub-advised by its affiliates, OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently.

                                    When selecting equity securities, OpCap
                                    Advisors believes there are two major
                                    components of value.

                                    - A company's ability to generate earnings that contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                                    -   Price - OpCap Advisors looks for market
                                        undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                                    OpCap Advisors uses fundamental company
                                    analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                                    -   Company financial statements
                                    -   Market share analysis
                                    -   Unit volume growth
                                    -   Barriers to entry
                                    -   Pricing policies
                                    -   Management record.

                                    OpCap Advisors uses fundamental company
                                    analysis to select companies they believe have one or more of the following characteristics:

                                    -   substantial and growing discretionary
                                        cash flow
                                    -   strong shareholder value-oriented
                                        management
                                    -   valuable consumer or commercial
                                        franchises
                                    -   high returns on capital
                                    -   favorable price to intrinsic value
                                        relationship.

                                    In selecting debt securities, OpCap Advisors analyzes yield relationships between different sectors and among securities along the yield curve. OpCap Advisors seeks to take advantage of maturities and individual issues that are inexpensive and have the potential to provide superior returns. In evaluating high yield debt securities, OpCap Advisors supplements its traditional credit analysis with an evaluation of an issuer's asset values.

                                    There can be no assurance that OpCap
                                    Advisors will achieve its goals.

                                    PIMCO Equity Advisors acts as sub-adviser to the Large Cap Growth, Small Cap Growth and Target Portfolios and has been retained by OpCap Advisors to act as sub-adviser for a portion of the investments of the Blended Equity Portfolio.

                                    PIMCO Equity Advisors' investment philosophy focuses on the wealth-creating characteristics of a growing business. By combining the characteristics of growth, quality, and time, its investment process seeks to capture the powerful compounding effect of a growing enterprise. PIMCO Equity Advisors seeks to invest in superior companies and then monitor accounts to ensure that it maintains a portfolio of the highest-quality companies available. The investment process includes both quantitative and qualitative screens at identifying candidate securities. PIMCO Equity Advisors aims to significantly outperform the relevant market index over the long term and to control risk relative to the market. There can be no assurance that it will achieve these goals.

                                    PIMCO acts as the sub-adviser to the Managed
                                    Portfolio. In selecting securities for the Managed Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, section interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

                                    PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

PRINCIPAL RISKS                     If you invest in the Portfolios that invest
                                    in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

                                    -   The stock market goes down
                                    -   The Portfolio's investment style (i.e.,
                                        value or growth) falls out
                                        of favor with the stock market
                                    - The Portfolio's investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid

                                    -   For the Equity, Mid Cap, Small Cap,
                                        Global Equity, Managed and Balanced
                                        Portfolios, the market undervalues the
                                        stocks held for longer than expected, or the stocks purchased turn out not to be undervalued

                                    - The stocks selected for growth potential do not achieve such growth.

                                    If you invest in the Portfolios that invest in debt securities, you could lose money or your investment may underperform other investments if any of the following happens:

                                    -   Interest rates rise and the bond market
                                        goes down
                                    -   Issuers of debt instruments cannot meet
                                        their obligations
                                    -   Bond issuers' call bonds selling at a
                                        premium to their call price before the
                                        maturity date
                                    -   Loans securing mortgage-backed
                                        obligations prepay principal more
                                        rapidly than expected. The Portfolios
                                        may have to reinvest these prepayments
                                        at lower rates.

                                    The U.S. Government Income Portfolio
                                    principally buys fixed income securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, so credit risk should be low.

BAR CHART &
PERFORMANCE
TABLE
                     The bar charts provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio's shares from year to year for the life of each Portfolio and the highest and lowest quarterly return during the life of each Portfolio. Performance is not shown in a table for the Blended Equity, Balanced, Large Cap Growth, Small Cap Growth and Target Portfolios because they do not have a full calendar year of performance.

                     The Portfolios' past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios' performance does not reflect charges and deductions which are imposed under the variable contracts.

                                   [BAR CHART]

                                EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
 1990        1991       1992       1993      1994       1995       1996      1997      1998      1999
(2.22)%     31.22%     17.90%      7.85%     3.81%     38.85%     23.36%    26.63%    11.86%     2.54%

During the period from the inception of the Equity Portfolio through December 31, 1999, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.32)% (for the quarter ended September 30, 1990).

                                  [BAR CHART]


                                MID CAP PORTFOLIO

                                    --------
                                      1999
                                     21.63%

During the period from the inception of the Mid Cap Portfolio through December 31, 1999, the highest quarterly return was 23.78% (for the quarter ended December 31, 1999) and the lowest quarterly return was (17.87)% (for the quarter ended September 30, 1998).

                                   [BAR CHART]

                                SMALL CAP PORTFOLIO
------------------------------------------------------------------------------------------------------
 1990        1991       1992       1993      1994       1995       1996      1997      1998      1999
(9.76)%     48.12%     21.49%      19.51%    (1.01)%   15.23%     18.72%    22.24%    (9.03)%   (1.80)%

During the period from the inception of the Small Cap Portfolio through December 31, 1999, the highest quarterly return was 19.20% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.26)% (for the quarter ended September 30, 1998).


                                   [BAR CHART]

                                  GLOBAL EQUITY
                     -------------------------------------
                     1996      1997      1998      1999
                     15.02%    14.02%    13.29%    26.53%


During the period from the inception of the Global Equity Portfolio through December 31, 1999, the highest quarterly return was 14.89% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

                                   [BAR CHART]

                                MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------------
 1990        1991       1992       1993      1994       1995       1996      1997      1998      1999
(3.63)%     45.98%     18.65%      10.39%    2.61%     45.55%     22.77%    22.29%     7.12%      5.00%

During the period from the inception of the Managed Portfolio through December 31, 1999, the highest quarterly return was 20.80% (for the quarter ended March 31, 1991) and the lowest quarterly return was (13.37)% (for the quarter ended September 30, 1998).


                                   [BAR CHART]

                        U.S. GOVERNMENT INCOME PORTFOLIO
                    ----------------------------------------
                     1996      1997      1998       1999
                      3.02%    7.04%     8.15%     (1.61)%

During the period from the inception of the U.S. Government Income Portfolio through December 31, 1999, the highest quarterly return was 4.68% (for the quarter ended September 30, 1998) and the lowest quarterly return was (1.05)% (for the quarter ended June 30, 1999).

The table below shows how the average annual returns for one year, five years and for the life of the Equity and Managed Portfolios compare to that of the Standard & Poor's Composite Index of 500 Stocks, how the average annual returns for one year and for the life of the Mid Cap Portfolio compare to those of the Wilshire 750 Mid Cap Index, how the average annual returns for the Small Cap Portfolio compare to the Russell 2000, how the average annual returns for the Global Equity Portfolio compare to the MSCI World Index, and how the returns for the U.S. Government Income Portfolio compare to the Lehman Intermediate Government Bond Index. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance. The Blended Equity, Balanced, Large Cap Growth, Small Cap Growth and Target Portfolios do not have one year track records yet.

                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
                    ---------------------------------------------------------------------

                                            PAST YEAR                  PAST 5 YEARS             SINCE INCEPTION
                                            ---------                  ------------             ---------------
EQUITY PORTFOLIO                               2.54%                     19.98%                       15.66%*
----------------                               -----                     ------                       -------

MANAGED PORTFOLIO                              5.00%                     19.69%                       17.70%*
-----------------                              -----                     ------                       -------

S&P 500 INDEX                                 21.04%                     28.54%                       18.98%
-------------                                 ------                     ------                       ------

SMALL CAP PORTFOLIO                           (1.82)%                     8.35%                       11.48%*
-------------------                           -------                     -----                       -------

RUSSELL 2000                                  21.26%                     16.69%                       13.06%
------------                                  ------                     ------                       ------

MID CAP PORTFOLIO                             21.63%                       N/A                         9.96%
-----------------                             ------                       ---                         -----

WILSHIRE 750 MID CAP INDEX                    26.63%                       N/A                        16.29%
--------------------------                    ------                       ---                        ------

GLOBAL EQUITY PORTFOLIO                       26.53%                       N/A                        18.06%
-----------------------                       ------                       ---                        ------

MSCI WORLD INDEX                              24.93%                       N/A                        20.50%
----------------                              ------                       ---                        ------

U.S. GOVERNMENT INCOME PORTFOLIO              (1.61)%                      N/A                         5.78%
--------------------------------              -------                      ---                         -----

LEHMAN INTERMEDIATE GOVERNMENT
BOND INDEX                                     0.49%                       N/A                         6.93%
----------                                     -----                       ---                         -----

U.S. GOVERNMENT INCOME PORTFOLIO
YIELD FOR THE 30-DAY PERIOD ENDED
DECEMBER 31, 1999              5.38%
-----------------              -----

*On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for each of the Equity, Small Cap and Managed Portfolios immediately after the transaction were $86,789,755, $139,812,573 and $682,601,380, respectively, with respect to the Old Trust and for each of the Equity, Small Cap and Managed Portfolios, $3,764,598, $8,129,274 and $51,345,102, respectively, with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Small Cap and Managed Portfolios reflect the performance of the corresponding Portfolios of the Old Trust. The Old Trust commenced operations on August 1, 1988.

The benchmark for the portion of the Managed Portfolio managed by PIMCO is the Lehman Brothers Aggregate Bond Index.

For current yield information please call 1-800-700-8258.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities listed on the New York Stock Exchange. The Portfolio also may purchase securities listed on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

     The Equity Portfolio is managed to follow a composite portfolio constructed by a group of senior portfolio managers at OpCap Advisors.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


BLENDED EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests generally in equity securities of companies with market capitalization of a least $5 billion at the time of purchase that PIMCO Equity Advisors believes will experience relatively rapid earnings growth and in equity securities of companies with market capitalizations of at least $2 billion that OpCap Advisors believes are undervalued relative to their industry group. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.


LARGE CAP GROWTH PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. The prices of securities of large cap companies may be less volatile than those of less highly-capitalized companies.


SMALL CAP GROWTH PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations of under $2 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the

     Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.

TARGET PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of purchase which PIMCO Equity Advisors believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. To the extent the Portfolio invests in mid cap companies it may take advantage of opportunities for value creation resulting from regional or product line expansion or the sale of such companies. Investments in larger-size companies help mitigate the volatility of the Portfolio.


MID CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations between $500 million and $5 billion at the time of purchase which OpCap Advisors believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a domestic stock exchange or traded in the U.S. over the counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts than are large cap companies. Institutional investors may not want to hold large positions in mid cap companies. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $1 billion at time of purchase.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion at the time of purchase that OpCap Advisors believes are undervalued in the marketplace. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies could result from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. So as additional analysts follow a small cap stock, investor demand for the stock may increase.

GLOBAL EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q    What is the Portfolio's investment program?

A The Portfolio invests primarily in equity securities of companies located throughout the world which OpCap Advisors believes are undervalued in the marketplace. The Portfolio may invest up to 35% of its total assets in fixed income securities which may be lower than investment grade.

Q    What are the potential rewards of investing in the Portfolio?

A Foreign securities provide additional opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.


MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on OpCap Advisors' and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on OpCap Advisors' and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets. The Portfolio also may purchase investment grade U.S. government and corporate bonds and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.


BALANCED PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Growth of capital and investment income.

Q    What is the Portfolio's investment program?

A The Portfolio invests in equity securities (with an emphasis on dividend-paying stocks) and debt securities that OpCap Advisors believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves. OpCap Advisors seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over the counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio's mix of equity securities, convertible securities and debt securities may result in the Portfolio's being less volatile than the market.


U.S. GOVERNMENT INCOME PORTFOLIO

Q    What is the Portfolio's investment objective?

A High level of current income together with protection of capital by investing exclusively in debt obligations, including mortgage-backed securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Q    What is the Portfolio's investment program?

A The Portfolio invests in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These securities are referred to as "U.S. Government Securities." The Portfolio also may purchase mortgage-backed securities to effectuate this program.

    OpCap Advisors observes current and historical yield relationships between maturities and sectors to seek the best relative values. The Portfolio generally maintains an average maturity between five and ten years. OpCap Advisors does not attempt to forecast interest rates in managing the Portfolio.

Q    What are the potential rewards of investing in the Portfolio?

A The Portfolio consists of the highest quality debt instruments. Since the average maturity of the Portfolio's investments are between five and ten years, the Portfolio should be less volatile than a longer term bond fund.

                                      RISKS

Q    What are the risks of investing in the Portfolios?

A The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios invest principally in equity securities which may be affected by the following:

     STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

     Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

     STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

     ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

     SMALL CAP AND MID CAP VOLATILITY - Mid cap stocks are more volatile and have less trading volume than large cap stocks. Small cap stocks are more volatile and have less trading volume than both large cap and mid cap stocks.

     SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for a Portfolio based on the investment merits of a particular issue rather than the business sector.

     INVESTMENT STYLES - Value or growth stocks may be out of favor for a period of time. Both investment styles can produce poor returns for a period of time.

     ASSET ALLOCATION RISK - The Managed and Balanced Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of those Portfolios can make the wrong allocation decisions.

     FOREIGN EXPOSURE - When selecting foreign securities for the Portfolios, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities. This risk is greater for the Global Equity Portfolio which invests on a worldwide basis.

     - Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

     - Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

     - Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

     - Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

     - Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

     - Euro - The effect of the Euro on international markets has not yet been determined.

     - Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolios presently intend to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolios invest in debt securities, the Portfolios are exposed to these risks:

     - Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

     - Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

     - Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

To the extent that the Global Equity Portfolio or the Balanced Portfolio invests in lower grade debt securities, you should know that lower grade debt may have the following additional risks:

         -    more volatility

         -    less liquidity

         -    greater risk of issuer default or insolvency.

                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A Yes. The Equity, Blended Equity, Large Cap Growth, Small Cap Growth, Target, Mid Cap, Small Cap, Global Equity, Managed and Balanced Portfolios may use the following derivative instruments:

     -   futures contracts
     -   options on futures contracts
     -   forward foreign currency contracts
     -   covered calls written on individual securities
     -   uncovered calls and puts
     -   options on stock indices.

     The Equity, Mid Cap, Small Cap, Global Equity and Balanced Portfolios do not expect to use derivative instruments significantly, if at all. The Blended Equity, Managed, Large Cap Growth, Small Cap Growth and Target Portfolios will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may use derivative instruments to meet their investment objectives.

Q    What are the risks of derivative instruments?

A    Derivative instruments can reduce the return of a Portfolio if :

     -   Its investment adviser uses a derivative instrument at the wrong time
     - The prices of a Portfolio's futures or options positions are not correlated with its other investments
     -   A Portfolio cannot close out a position because of an illiquid market.

Q    Do the Portfolios expect to engage in short-term trading?

A The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A When a Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $53 billion of assets under management as of December 31, 1999. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P.("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

On October 31, 1999, PIMCO Advisors L.P., PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors L.P. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors L.P. The Allianz Transaction is currently expected to be completed by on or about May 5, 2000.

Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and Hypo Vereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.

OpCap Advisors has been in business as an investment adviser since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of certain Portfolios (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Blended Equity, Large Cap Growth, Small Cap Growth and Target Portfolios for which OpCap Advisors has retained PIMCO Equity Advisors as subadvisor, OpCap Advisors (and not the Fund) pays a portion of the advisory fees its receives to PIMCO Equity Advisors in return for its services. OpCap also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for the Managed Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal year ended December 31, 1999:

     Equity Portfolio...............................................0.80%
     Mid Cap Portfolio..............................................0.10%
     Small Cap Portfolio............................................0.80%
     Global Equity Portfolio........................................0.80%
     Managed Portfolio..............................................0.77%
     U.S. Government Income Portfolio...............................0.60%

OpCap will pay PIMCO a fee at the annual rate of 0.25% of the average daily net assets of the Managed Portfolio for the advisory services PIMCO performed for the Managed Portfolio.

OpCap Advisors waived a portion of its fees from the MidCap Portfolio for the fiscal year ended December 31, 1999. Absent such waiver the advisory fee for the MidCap Portfolio would have been 0.80% of the average daily net assets of the Portfolio.

The Fund pays OpCap Advisors at the annual rate of .80% of the first $400 million of average net assets, .75% on the next $400 million of average net assets and .70% of assets in excess of $800 million with respect to the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Blended Equity, Large Cap Growth, Small Cap Growth and Target Portfolios. The rate applicable to the U.S. Government Income Portfolio is .60% of average net assets.

OpCap Advisors will pay PIMCO Equity Advisors fees at the annual rate of .40% of the first $400 million of average net assets, .375% on the next $400 million of average net assets and .35% of assets in excess of $800 million with respect to the Blended Equity, Large Cap Growth, Small Cap Growth and Target Portfolios for investment advisory services PIMCO Equity Advisors renders to those Portfolios.

PIMCO EQUITY ADVISORS

PIMCO Equity Advisors acts as subadviser to the Large Cap Growth, Small Cap Growth and Target Portfolios. OpCap Advisors has also retained the PIMCO Equity Advisors to manage a portion of the investments of the Blended Equity Portfolio. PIMCO Equity Advisors is a division of PIMCO Advisors L.P., which has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 1999 PIMCO Advisors and its subsidiary partnerships had approximately $261 billion in assets under management.

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO)

Founded in 1971, Pacific Investment currently manages $186 billion on behalf of mutual fund and institutional clients located around the world. PIMCO, a wholly owned subsidiary of PIMCO Advisors L.P., has its principal offices at 800 Newport Center Drive, Newport Beach, California 92660, is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. Renowned for its fixed income management expertise, PIMCO manages assets for may of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

PORTFOLIO MANAGERS

[PHOTO] Louis Goldstein has been the portfolio manager of the Mid Cap Portfolio since its inception. Mr. Goldstein, a Senior Vice President of Oppenheimer Capital, joined Oppenheimer Capital in 1991. He earned a BS Summa Cum Laude and a MBA in Finance with honors from the Wharton School of Business.

[PHOTO] Mark Degenhart, who has been a portfolio manager of the Small Cap Portfolio since February 1999, joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. Previously Mr. Degenhart was a Special Situations Analyst at Argus Research Corp. for over three years. He has a BS degree in marketing from the University of Scranton.

[PHOTO] Elisa A. Mazen, Senior Vice President, has been a member of the international equity investment team at Oppenheimer Capital since 1994 and is primarily responsible for European research within the firm's global effort. Prior to joining Oppenheimer Capital, she was a Portfolio Manager/ Analyst at Clemente Capital, Inc. Ms. Mazen graduated with a BA in economics/ finance from Douglass College, Rutgers University in 1983.

[PHOTO] Richard Glasebrook, Managing Director of Oppenheimer Capital, has managed the domestic portion of the Global Equity Portfolio since its inception. Mr. Glasebrook joined Oppenheimer Capital in 1991. He has a BA from Kenyan College and a MBA from the Harvard School of Business Administration. Mr. Glasebrook has been a portfolio manager of the Managed Portfolio since its inception.

[PHOTO] Colin Glinsman, Chief Investment Officer and Managing Director of Oppenheimer Capital, has been named the portfolio manager of the Balanced Portfolio. He joined Oppenheimer Capital in 1989 as a securities analyst. Mr. Glinsman has a BA from Yale University and a MS from New York University.

[PHOTO] Vikki Hanges, Senior Vice President of Oppenheimer Capital, has been the portfolio manager of the U.S. Government Portfolio since its inception. She joined Oppenheimer Capital in 1982. Ms. Hanges has a BS from Cornell University.

[PHOTO] Kenneth W. Corba is the portfolio manager of the Large Cap Growth Portfolio. Mr. Corba, Chief Investment Officer, Managing Director of PIMCO Equity Advisors, joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Chief Investment Officer for Eagle Asset Management from March 1995 to March 1999 and Director of the Capital Management Group at Stein Roe & Farnham from June 1984 to February 1995. He has a BA and MBA from the University of Michigan.

[PHOTO] Michael F. Gaffney, a Managing Director of PIMCO Equity Advisors, is the portfolio manager of the Small Cap Growth Portfolio. Mr. Gaffney joined PIMCO Equity Advisors in January 1999. Prior to this time, he was the Senior Vice President and Portfolio Manager for Alliance Capital Management from September 1987 to January 1999. He has a BS Magna Cum Laude from St. John's University and a MBA from New York University.

[PHOTO] Jeffrey D. Parker, a senior portfolio manager of PIMCO Equity Advisors, is the portfolio manager of the Target Portfolio. Mr. Parker joined PIMCO Equity Advisors in January 1999. Prior to this time, he was an Assistant Portfolio Manager for Eagle Asset Management from July 1996 to December 1998 and a Senior Consultant specializing in health care and technology for Andersen Consulting from February 1991 to May 1994. Mr. Parker has a BBA from the University of Miami and a MBA from Vanderbilt University.

[PHOTO] William H. Gross, Managing Director and Chief Investment Officer of PIMCO, has been a co-portfolio manager of the Managed Portfolio since March 2000. Mr. Gross joined PIMCO in June 1971 and is a founding partner of PIMCO.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of a Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                            TOTAL PORTFOLIO ASSETS - LIABILITIES
       Net Asset Value =  ---------------------------------------
                            NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value a Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of a Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.

                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

Each Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year. The U.S. Government Income Portfolio pays dividends from its net investment income once a month.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                        outstanding throughout each year:

                                                                        Year Ended December 31,
                                                ------------------------------------------------------------------------------

                                                 1999              1998              1997              1996              1995
                                                 ----              ----              ----              ----              ----
Net asset value, beginning of year              $38.70            $36.52            $30.07            $25.05            $18.12
                                                ------            ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.25              0.39              0.39              0.21              0.31
Net realized and unrealized gain
on investments                                    0.62              3.84              7.34              5.52              6.71
                                                  ----              ----              ----              ----              ----

Total income from
investment operations                             0.87              4.23              7.73              5.73              7.02
                                                  ----              ----              ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                            (0.36)            (0.39)            (0.28)            (0.24)            (0.09)
Net realized gains                               (1.65)            (1.66)            (1.00)            (0.47)             --
                                                 ------            ------            ------            ------

Total dividends and distributions to
shareholders                                     (2.01)            (2.05)            (1.28)            (0.71)            (0.09)
                                                 ------            ------            ------            ------            ------

Net asset value, end of year                    $37.56            $38.70            $36.52            $30.07            $25.05
                                                ------            ------            ------            ------            ------
                                                ------            ------            ------            ------            ------


TOTAL RETURN (1)                                  2.5%             11.9%             26.6%             23.4%             38.9%
                                                  ----             -----             -----             -----             -----
                                                  ----             -----             -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)             $70,512           $48,711           $28,820           $19,843            $9,036

Ratio of expenses to
average net assets (2)                            0.91%             0.94%             0.99%             0.93%(3)          0.72%(3)

Ratio of net investment income to
average net assets                                0.86%             1.36%             1.25%             1.29%(3)          1.74%(3)

Portfolio Turnover                               84%               29%               32%               36%               31%

--------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.17%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                                MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                  For the Year             For the Period
                                                                     Ended            February 9, 1998 (1) to
                                                               December 31, 1999         December 31, 1998
                                                                   ----------            -----------------
Net asset value, beginning of period                                    $9.79                     $10.00
                                                                        -----                     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    0.05                       0.05
Net realized and unrealized gain (loss) on
investments                                                              2.07                      (0.21)
                                                                         ----                      ------

Total income (loss) from investment operations                           2.12                      (0.16)
                                                                         ----                      ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.05)                     (0.05)
Net realized gains                                                      (0.23)                        --
                                                                        ------

Total dividends and distributions to shareholders                       (0.28)                     (0.05)
                                                                        ------                     ------

Net asset value, end of period                                         $11.63                      $9.79
                                                                       ------                      -----

TOTAL RETURN (2)                                                        21.6%                      (1.6)%
                                                                        -----                      ------
                                                                        -----                      ------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                   $5,382                     $1,885

Ratio of expenses to
average net assets (4) (5)                                               1.03%                      1.05% (3)

Ratio of net investment income to
average net assets                                                       0.62%                      0.78% (3)

Portfolio Turnover                                                     108%                        38%

--------------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Annualized
(4)  Inclusive of expenses offset by earnings credits from custodian bank.
(5) During the fiscal periods indicated above, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.70% and (0.05)%, respectively for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                             OCC ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      For a share of beneficial interest outstanding throughout each year:

                                                                          Year Ended December 31,
                                               ----------------------------------------------------------------------------

                                                1999           1998              1997            1996                 1995
                                                ----           ----              ----            ----                 ----
Net asset value, beginning of year             $23.10       $26.37            $22.61            $19.91               $17.38
                                               ------       ------            ------            ------               ------

INCOME  FROM INVESTMENT
OPERATIONS:                                    0.14           0.14              0.08              0.14                 0.26
Net investment income
Net realized and unrealized gain (loss)
   on investments                             (0.57)         (2.38)             4.73              3.45                 2.37
                                              ------         ------             ----              ----                 ----

Total income (loss) from investment           (0.43)         (2.24)             4.81              3.59                 2.63
operations                                    ------         ------             ----              ----                 ----

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income                    (0.15)         (0.09)            (0.13)            (0.25)               (0.05)
     Net realized gains                          --          (0.94)            (0.92)            (0.64)               (0.05)
                                              -----          ------            ------            ------               ------

Total dividends and distributions to
Shareholders                                  (0.15)         (1.03)            (1.05)            (0.89)               (0.10)
                                              ------         ------             ----              ----                 ----

Net asset value, end of year                 $22.52         $23.10            $26.37            $22.61               $19.91
                                             ------         ------            ------            ------               ------
                                             ------         ------            ------            ------               ------

TOTAL RETURN (1)                              (1.8)%         (9.0)%            22.2%             18.7%                15.2%
                                              ------         ------            -----             -----                -----
                                              ------         ------            -----             -----                -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)         $151,290       $155,506          $110,565           $34,257              $16,004

Ratio of expenses
  to average net assets (2)                    0.89%          0.88%             0.97%             0.93%(3)             0.74%(3)

Ratio of net investment income
  to average net assets                        0.61%          0.72%             0.64%             1.03%(3)             1.75%(3)

Portfolio Turnover                            99%            51%               68%               50%                  69%

--------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

                              OCC ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                       For a share of beneficial interest
                       outstanding throughout each period:

                                                                    Year Ended December 31,                         For the Period
                                                       ----------------------------------------------------      March 1, 1995(1)
                                                         1999          1998            1997           1996      to December 31, 1995
                                                        ------        ------          ------         ------     --------------------
Net asset value, beginning of period                    $15.43        $14.32          $13.23         $11.61           $10.00
                                                        ------        ------          ------         ------           ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.31          0.12            0.06           0.04             0.05

Net realized and unrealized gain
   on investments and foreign currency transactions       3.78          1.78            1.79           1.70             1.83
                                                          ----          ----            ----           ----             ----

  Total income from investment operations                 4.09          1.90            1.85           1.74             1.88
                                                          ----          ----            ----           ----             ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From Net investment income in excess of                  (0.26)        (0.18)          (0.04)         (0.05)           (0.03)
 net investment income                                      --            --           (0.03)            --               --
From net realized gains                                  (2.70)        (0.61)          (0.69)         (0.07)           (0.24)
                                                         ------        ------          ------         ------           ------

Total dividends and distributions to shareholders        (2.96)        (0.79)          (0.76)         (0.12)           (0.27)
                                                         ------        ------          ------         ------           ------

Net asset value, end of period                          $16.56        $15.43          $14.32         $13.23           $11.61
                                                        ------        ------          ------         ------           ------
                                                        ------        ------          ------         ------           ------


TOTAL RETURN (2)                                         26.5%         13.3%           14.0%          15.0%            18.9%
                                                         -----         -----           -----          -----            -----
                                                         -----         -----           -----          -----            -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $43,412       $34,777         $25,874        $16,972           $2,891

Ratio of net operating expenses
  to average net assets (3)                               1.10%         1.13%           1.19%(4)       1.42%(4)         1.25%(4)(5)

Ratio of net investment income
  to average net assets                                   0.48%         0.79%           0.45%(4)       0.81%(4)         1.02%(4)(5)

Portfolio Turnover                                       83%           55%             53%            40%              67%

--------------------------------

(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)% (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized

                             OCC ACCUMULATION TRUST
                                MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                       For a share of beneficial interest
                       outstanding throughout each year:

                                                                          Year Ended December 31,
                                                ----------------------------------------------------------------------------

                                                   1999           1998              1997            1996                 1995
                                                   ----           ----              ----            ----                 ----
Net asset value, beginning of year                 $43.74            $42.38         $36.21            $30.14            $20.83
                                                   ------            ------         ------            ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.56               0.60          0.34              0.43              0.42

   Net realized and unrealized gain
   on investments                                    1.47               2.40          7.45              6.31              9.02
                                                     ----               ----          ----              ----              ----

   Total income from investment
   operations                                        2.03               3.00          7.79              6.74              9.44
                                                     ----               ----          ----              ----              ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
   Net investment income                            (0.65)            (0.33)         (0.40)            (0.41)            (0.13)
   Net realized gains                               (1.47)            (1.31)         (1.22)            (0.26)           ---
                                                    ------            ------         ------            ------
   Total dividends and distributions to
      shareholders
                                                    (2.12)            (1.64)         (1.62)            (0.67)            (0.13)
                                                    ------            ------         ------            ------            ------

Net asset value, end of year                       $43.65            $43.74         $42.38            $36.21            $30.14
                                                   ------            ------         ------            ------            ------
                                                   ------            ------         ------            ------            ------

TOTAL RETURN (1)                                     5.0%              7.1%          22.3%             22.8%             45.6%
                                                     ----              ----          -----             -----             -----
                                                     ----              ----          -----             -----             -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of Year (000's)               $804,467          $777,087       $466,791          $180,728           $99,188

Ratio of expenses
  to average net assets (2)                          0.83%             0.82%          0.87%             0.84%(3)          0.66%(3)

Ratio of net investment income
  to average net assets                              1.27%             1.74%          1.42%             1.66%(3)          1.85%(3)

Portfolio Turnover                                  50%               37%            32%               27%               22%

--------------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2) For fiscal years ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal years indicated above, the Investment Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996 and 0.74% and 1.77%, respectively, for the year ended December 31, 1995.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     For a share of beneficial interest outstanding throughout each period:

                                                                    Year Ended December 31,                     For the Period
                                                       ----------------------------------------------------    January 3, 1995(1)
                                                           1999         1998         1997           1996      to December 31, 1995
                                                          ------       ------       ------         ------     --------------------
Net asset value, beginning of period                      $10.66       $10.51        $10.38        $10.62            $10.00
                                                          ------       ------        ------        ------             -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.49         0.53          0.57          0.55              0.60

Net realized and unrealized gain (loss) on
        investments                                        (0.66)        0.31          0.14         (0.24)             0.68
                                                           ------        ----          ----         ------             ----

Total income (loss) from investment operations             (0.17)        0.84          0.71          0.31              1.28
                                                           ------        ----          ----          ----              ----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (0.49)       (0.53)        (0.57)        (0.55)            (0.60)
Net realized gains                                          ---         (0.16)        (0.01)         ---              (0.06)
                                                                        ------        ------                          ------

Total dividends and distributions to shareholders          (0.49)       (0.69)        (0.58)        (0.55)            (0.66)
                                                           ------       ------        ------        ------            ------

Net asset value, end of period                            $10.00       $10.66        $10.51        $10.38            $10.62
                                                          ------       ------        ------        ------            ------
                                                          ------       ------        ------        ------            ------

TOTAL RETURN (2)                                           (1.6)%        8.1%          7.0%          3.0%             13.1%
                                                           ------        ----          ----          ----             -----
                                                           ------        ----          ----          ----             -----
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)                      $9,830      $10,542        $6,983        $3,422            $1,442

Ratio of expenses
  to average net assets (3)                                 0.95%        1.00%(4)      0.93%(4)      0.96%(4)         0.75%(4)(5)

Ratio of net investment income
  to average net assets                                     4.78%        4.96%(4)      5.51%(4)      5.27%(4)          5.75%(4)(5)

Portfolio Turnover                                         69%          80%           80%           31%               65%

------------------------

(1)  Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank.
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, 2.34% and 3.89%, respectively, for the year ended December 31, 1996, and 4.73% (annualized) and 1.77%, (annualized), respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.
(5)  Annualized

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102 Telephone: 1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.